EXHIBIT 10.150

                                 LOAN AGREEMENT

                                     between

                               RESORT FINANCE LLC,
                    a Massachusetts limited liability company

                                   ("Lender")

                                       and

                      BLUEGREEN VACATIONS UNLIMITED, INC.,
                              a Florida corporation

                                  ("Borrower")

                                   $50,000,000
                                 Amount of Loan

                                January 10, 2005

ARTICLE 1. DEFINITIONS..............................................................................4

         Section 1.1.    Certain Defined Terms......................................................4
         Section 1.2.    Other Definitional Provisions.............................................18

ARTICLE 2. THE LOAN................................................................................18

         Section 2.1.    Agreement to Lend and Borrow and Project Loan Maturity....................18
         Section 2.2.    Disbursements of the Loan.................................................19
         Section 2.3.    Use of Disbursements......................................................19
         Section 2.4.    Fees......................................................................19
         Section 2.5.    No Reduction in Commitment Fee or Program Fee.............................19
         Section 2.6.    Interest..................................................................20
         Section 2.7.    Interest Rate Limitation..................................................20
         Section 2.8.    Repayment of Principal....................................................20
         Section 2.9.    Adjustment to Lender's Release Price......................................21
         Section 2.10.   Prepayment of the Loan....................................................21
         Section 2.11.   Payments..................................................................21
         Section 2.12.   Applications of Payments; Late Charges....................................22
         Section 2.13.   Approval Period...........................................................23
         Section 2.14.   Revolving Nature of Loan..................................................23
         Section 2.15.   Security..................................................................23

ARTICLE 3. APPROVAL OF PROJECTS; DISBURSEMENTS OF THE LOAN.........................................23

         Section 3.1.    Project Approvals; Project Commitments and Project Documents..............23
         Section 3.2.    Project Closings..........................................................24
         Section 3.3.    Disbursements of Loan Proceeds to Acquire Land and for Development Work...25
         Section 3.4.    Provisions Applicable to All Disbursements................................26
         Section 3.5.    Application of Disbursements..............................................27
         Section 3.6.    The Lender May Make Disbursement Notwithstanding Noncompliance............27

ARTICLE 4. REPRESENTATIONS AND WARRANTIES..........................................................28

         Section 4.1.    Consideration.............................................................28
         Section 4.2.    Organization..............................................................28
         Section 4.3.    Authorization.............................................................28
         Section 4.4.    Governmental Consents.....................................................28
         Section 4.5.    Validity..................................................................28
         Section 4.6.    Financial Position........................................................29
         Section 4.7.    Governmental Regulations..................................................29
         Section 4.8.    Employee Benefit Plans....................................................29
         Section 4.9.    Securities Activities.....................................................29
         Section 4.10.   No Material Adverse Change................................................29
         Section 4.11.   Payment of Taxes..........................................................29
         Section 4.12.   Litigation................................................................30
         Section 4.13.   Environmental Matters.....................................................30

         Section 4.14.   No Burdensome Restrictions................................................30
         Section 4.15.   Full Disclosure...........................................................30
         Section 4.16.   Adequate Consideration....................................................31
         Section 4.17.   Compliance with Laws and Regulations......................................31
         Section 4.18.   Survival and Additional Representations and Warranties....................31
         Section 4.19.   USA Patriot Act of 2001...................................................31

ARTICLE 5. COVENANTS OF THE BORROWER...............................................................31

         Section 5.1.    Consideration.............................................................31
         Section 5.2.    Reporting Requirements....................................................31
         Section 5.3.    Borrower's Operations and Management......................................33
         Section 5.4.    Insurance.................................................................35
         Section 5.5.    Financial Covenants.......................................................36
         Section 5.6.    No Encumbrance; No Transfers..............................................36
         Section 5.7.    Further Assurances........................................................36
         Section 5.8.    Survival of Covenants.....................................................37

ARTICLE 6. THE PROJECTS............................................................................37

         Section 6.1.    Consideration.............................................................37
         Section 6.2.    Title to Project..........................................................37
         Section 6.3.    No Prior Liens or Claims..................................................37
         Section 6.4.    Access to the Project.....................................................38
         Section 6.5.    Compliance with Project Requirements and Laws and Regulations.............38
         Section 6.6.    Covenants, Zoning, Codes, Permits and Consents............................38
         Section 6.7.    Utilities.................................................................38
         Section 6.8.    Map, Permits, Licenses and Approvals......................................39
         Section 6.9.    Approval of Plans and Specifications and Approval of Budget...............39
         Section 6.10.   Adequacy of Loan Amount...................................................39
         Section 6.11.   Construction Start and Completion.........................................39
         Section 6.12.   Personal Property Incorporation...........................................40
         Section 6.13.   Contractors and Contracts.................................................40
         Section 6.14.   Evidence of Ownership of Materials........................................40
         Section 6.15.   Changes to Plans and Specifications and Budget............................40
         Section 6.16.   Lender Inspections, Appraisal and Information.............................42
         Section 6.17.   Correction of Defects.....................................................42
         Section 6.18.   Protection Against Lien Claims............................................43
         Section 6.19.   Conveyance, Lease or Encumbrance..........................................43
         Section 6.20.   Security Instruments......................................................44
         Section 6.21.   Further Assurances; Cooperation...........................................44
         Section 6.22.   Negative Covenants........................................................44
         Section 6.23.   Signs.....................................................................44

ARTICLE 7. SALES OF TIMESHARE INTERESTS AND RELEASES FROM DEED OF TRUST............................45

         Section 7.1.    Sales and Closings........................................................45
         Section 7.2.    Sales Operations and Seller's Obligations.................................45

         Section 7.3.    Intentionally Omitted.....................................................45
         Section 7.4.    Releases from Lien of Deed of Trust.......................................45

ARTICLE 8. EVENTS OF DEFAULT AND REMEDIES..........................................................47

         Section 8.1.    Events of Default.........................................................47
         Section 8.2.    Remedies..................................................................50
         Section 8.3.    Application of Proceeds During an Event of Default........................53
         Section 8.4.    Uniform Commercial Code Remedies; Sale; Assembly of Collateral............53
         Section 8.5.    Application of UCC Sale Proceeds..........................................54
         Section 8.6.    Authorization to Apply Assets to Payment of Loan..........................54

ARTICLE 9. MISCELLANEOUS...........................................................................54

         Section 9.1.    Successors and Assigns; No Assignment by the Borrower.....................54
         Section 9.2.    Notices...................................................................54
         Section 9.3.    Borrower's Representative.................................................56
         Section 9.4.    Changes, Waivers, Discharge and Modifications in Writing..................57
         Section 9.5.    No Waiver; Remedies Cumulative............................................57
         Section 9.6.    Costs, Expenses and Taxes.................................................57
         Section 9.7.    Disclaimer by the Lender; No Joint Venture................................58
         Section 9.8.    Indemnification...........................................................58
         Section 9.9.    Consultants...............................................................59
         Section 9.10.   Titles and Headings.......................................................59
         Section 9.11.   Counterparts..............................................................59
         Section 9.12.   The Lender's Rights with Respect to Loan..................................60
         Section 9.13.   Confidentiality...........................................................60
         Section 9.14.   Time is of the Essence....................................................60
         Section 9.15.   No Third Parties Benefited................................................60
         Section 9.16.   Severability..............................................................60
         Section 9.17.   Governing Law.............................................................61
         Section 9.18.   Forum Selection...........................................................61
         Section 9.19.   USA Patriot Act Notification..............................................61
         Section 9.20.   Waiver of Jury Trial......................................................62
         Section 9.21.   Interpretation............................................................62
         Section 9.22.   Destruction of Note.......................................................62
         Section 9.23.   Cross Collateralization and Cross Default of Loan and Projects............62
         Section 9.24.   Attorneys' Fees...........................................................62
         Section 9.25.   Entire Agreement..........................................................63

Exhibit A  CONDITIONS TO OBLIGATION OF THE LENDER TO MAKE THE LOAN..................................1

Exhibit B  PROJECT REQUIREMENTS.....................................................................1

Exhibit C  PROJECT UNDERWRITING DOCUMENTS...........................................................1

Exhibit D  FORM OF PROJECT COMMITMENT...............................................................1

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT (this "Loan Agreement") is made as of January 6, 2005 by and between BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (the "Borrower") and RESORT FINANCE LLC, a Massachusetts limited liability company (the "Lender").

                                    RECITALS:

      The  Borrower  has  applied  to the  Lender  for a  revolving  loan in the principal  amount of  $50,000,000  (the  "Loan")  to finance  various  timeshare acquisition, development and construction projects which the Borrower anticipates undertaking. 1 The Lender is willing to make the Loan upon and subject to the terms and conditions set forth in this Loan Agreement.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

ARTICLE 1. DEFINITIONS

Section 1.1. Certain Defined Terms

As used herein (including any Exhibits attached hereto), the following terms have the meanings set forth below (unless expressly stated to the contrary):

"Affiliate" means a Person that, directly or indirectly, controls, is controlled by, or is under common control with, a referenced Person.

"Addendum to Note" means the Addendum to Note that a Project Owner will be required to sign if such Project Owner is not already a Borrower, as the same may be amended or otherwise modified from time to time.

"Advance Rate" means 85%.

"Appraisal Report" means, with respect to a Project in which the Lender requires in writing an appraisal report, a real estate appraisal report which (i) has been prepared by an Appraiser, (ii) at the time it is submitted to the Lender is not more than 3 months old, or was updated by letter not more than 3 months prior to the date of submission to the Lender, (iii) states that it is prepared in accordance with the applicable standards of the American Institute of Real Estate Appraisers for such reports, (iv) provides an appraisal of the Project or portion thereof required to be appraised thereunder, and (v) employs a customary methodology and provides limiting conditions satisfactory to the Lender.

"Appraiser" means, with respect to a Project in which the Lender requires an Appraisal Report, a Person who is qualified to appraise property similar in size and scope to the Project which such Person is acceptable to the Lender in its sole and absolute discretion.

"Approval Period" means the period during which new projects will be considered for approval for funding from proceeds of the Loan, which period will commence on the Effective Date of this Loan Agreement and will end on the Approval Period Termination Date.

"Approval Period Termination Date" means the date which is 24 months after the Effective Date of this Loan Agreement.

"Approved Costs" means the categories of costs in the Budget identified by the Lender as approved costs for each Project, which shall include Land acquisition costs (including reasonable closing costs actually paid to unaffiliated third parties), acquisition commissions, capitalized interest, and hard development costs (including engineering and architectural costs, permit and impact fees, and bonding costs), but shall exclude soft costs such as marketing costs, advertising costs, Borrower's overhead costs, and carrying costs.

"Articles of Organization" means the charter, articles, operating agreement, joint venture agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization, governance and continuing existence of an entity.

"Assignment" means, with respect to a Project, that certain Assignment of Construction Items previously executed or to be executed by the Borrower in favor of the Lender, as the same may be amended or otherwise modified from time to time.

"Assignment of Construction Items" means with respect to a Project a security interest given in all documents, including architect's agreements, general contractor's agreement, engineer's agreement, if any, together with, planning specifications, drawings, tests, reports, permits, license approvals and all Borrower's rights in and to agreements, all in connection with the Project.

"Available Amount" means the amount of the Loan which is available with respect to any project which is proposed to be included as a Project, which amount will equal the Loan Amount less the total of all Project Loan Committed Amounts.

"Bluegreen   Corporation"   means   Bluegreen   Corporation,   a   Massachusetts
corporation.

"Borrower" means, initially, Bluegreen Vacations Unlimited, Inc., a Florida corporation, together with all Project Owners, jointly and severally.

"Budget" means, with respect to a Project, the itemized acquisition, development and construction budget for such Project submitted to and approved by the Lender, as such budget may be amended in accordance with the provisions of this Loan Agreement.

"Business Day" means a day other than Saturday, Sunday or a day on which national banks are legally closed for business in the States of Florida, New York and Vermont.

"Change" means, with respect to a Project, any material extra work not contemplated by the Plans and Specifications, the installation of materially additional or different materials from that set forth in the Plans and Specifications, or any other material change in the Plans and Specifications.

"CLPI Assignment" means with respect to a Project a written assignment executed and delivered to Lender or to be executed and delivered to Lender by Borrower and creating in favor of Lender a perfected, direct, first and exclusive assignment of the Contracts, Licenses, Permits and Other Intangibles with respect to such Project in order to facilitate performance of the Borrower's obligations under the Loan Documents, as it may be from time to time renewed, amended, restated or replaced.

"Collateral" shall mean all collateral securing the Loan.

"Commitment Fee" means an amount of up to 1.00% of the Loan Amount (i.e. $500,000), as provided for in Section 2.4 hereof.

"Construction Agreements" means, with respect to a Project, all agreements (including, without limitation, construction contracts) entered into between the Borrower and any contractor, architect, engineer, supplier or other Person with respect to the development or construction of the Project, as such agreements may be amended or otherwise modified from time to time in accordance with the Loan Agreement.

"Construction Progress Schedule" means, with respect to a Project, the schedule for the Development Work submitted to and approved by the Lender, as such schedule may be adjusted in accordance with the provisions of this Loan Agreement.

"Contracts, Licenses, Permits and Other Intangibles" means all contracts, licenses, permits and other intangibles (excluding the reservation system) in which Borrower now or hereafter has rights and are now or hereafter used in connection with the marketing and sale of Timeshare Interests corresponding to a Project and the management and/or operation of a Project .

"Debt" means, for any Person, without duplication, the sum of the following:

            (1) indebtedness for borrowed money,

            (2) obligations evidenced by bonds, debentures, notes or other similar instruments,

            (3) obligations to pay the deferred purchase price of property or services,

            (4) obligations as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases,

            (5) obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property,

      (6) obligations of such Person to reimburse any bank or other Person in respect of amounts actually paid under a letter of credit or similar instrument,

            (7) indebtedness or obligations of others secured by a lien on any asset of such Person, whether or not such indebtedness or obligations are assumed by such Person (to the extent of the value of the asset),

            (8) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
      (1) through (7) above, and

            (9) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

"Deed of Trust" means, with respect to a Project, that certain Mortgage, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements (which Assignment can be a separate document) or deed of trust, as applicable), previously executed or to be executed by the Borrower, or the applicable Project Owner, as trustor, for the benefit of the Lender, as the same may be amended or otherwise modified from time to time, including but not limited to any modifications entered into between the Borrower or the Project Owner, as applicable and the Lender.

"Default Rate" means 2% above the Interest Rate.

"Development Work" means, with respect to a Project, the renovation of existing Improvements and/or the construction of Improvements all to be performed on or with respect to the Land, all of which work and construction will be completed by or on behalf of the Borrower in accordance with the Plans and Specifications.

"Draw Request Certification" means, with respect to a requested disbursement of the Loan to fund Approved Costs for acquisition of Land, Improvements or Development Work, a certification of the Borrower delivered to the Lender substantially in the form of Exhibit E.

"Effective Date" means the date of this Loan Agreement.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder.

"Environmental Indemnity" means that certain Hazardous Substances Remediation and Indemnification Agreement dated as of the date hereof executed by the Borrower and Guarantor, if any, in favor of the Lender, as the same may be amended or otherwise modified from time to time.

"Event of Default" means the occurrence, after any applicable grace period, of any of the events listed in Section 8.1.

"Fees" means, as the context shall require, any of or collectively, the Commitment Fee and/or the Program Fee.

"Floor Rate" means 6.90%.

"Force Majeure Event" means fire, flood, labor dispute, weather, governmental action or other cause beyond the reasonable control of the Borrower that delays the Development Work or other performance (other than the payment of money).

"GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession prevalent in the United States of America.

"Guarantor" means Bluegreen Corporation and any other Person approved by the Lender in its sole discretion who executes a Guaranty with respect to the Loan or any portion thereof at any time after the Effective Date.

"Guaranty" means that primary, joint and several guaranty and subordination agreement of even date herewith executed by the Guarantor in favor of the Lender, as the same may be amended or otherwise modified from time to time.

"Hazardous Materials," in violation of any applicable laws, means the following:

            (1) any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials or pollutants, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law;

            (2) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law;

            (3) any chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any Hazardous Material Laws; and

            (4) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law.

"Hazardous Materials Claims" means any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Materials Laws, together with all claims made or threatened by any third party relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

"Hazardous Materials Laws" means any federal, state or local laws, ordinances and the regulations, policies or publications promulgated pursuant thereto relating to (i) the environment, (ii) health and safety, (iii) any Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof), (iv) industrial hygiene or
(v) environmental conditions on, under or about property, including, without limitation, soil and groundwater conditions; including, but not limited to: the Clean Air Act, as amended, 42 U.S.C. Section 7401, et seq.; the Clean Water Act, 33 U.S.C. Section 1251, et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.
Section 11001, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 5101, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f to 300j; the Solid Waste Disposal Act, 42 U.S.C. Section 3251, et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq.; the Endangered Species Act, 16 U.S.C. ss.ss. 1531 et seq. and the National Environmental Policy Act, 42 U.S.C. ss. 4321 et seq.

"Improvements" means all buildings, structures and improvements of every nature whatsoever situated on or to be constructed on the Land in accordance with the Plans and Specifications, inclusive of the Units to be used as part of the Timeshare Program.

"Indemnified Party" means the Lender and any Affiliate of Lender and any successors or assigns of Lender or any such Affiliate and each of their officers, directors, employees, agents, attorneys, consultants and advisors.

"Inspector" means, with respect to a Project, the inspector(s) or engineer(s) engaged by the Lender, at the expense of the Borrower, to provide to Lender consultation services in connection with the Project.

"Interest Due Date" means the 15th calendar day of each month in which the Lender has sent a statement of interest due pursuant to the terms of Section 2.6(b).

"Interest  Rate"  means the  greater  of (A) LIBOR  plus 3.90% and (B) the Floor
Rate.

"Interest Reserve" means, with respect to a Project, the amount within the Budget which has been designated by the Borrower and approved by the Lender as available to pay the interest on the Loan.

"Inventory Appraised Value" means with respect to a Project Loan, the value of the related Project as stated in the related Appraisal Report, if Lender requires in writing an Appraisal Report.

"Land" means, with respect to a Project, that certain real property which is suitable for and is substantially entitled for the Improvements and the use thereof as part of a Timeshare Program, as such real property is legally described in the Deed of Trust.

"Laws and Regulations" shall mean (i) all laws, regulations, orders, codes, ordinances, rules, statutes and policies of all local, regional, county, state and federal governmental authorities having jurisdiction over a Project and (ii) all restrictive covenants and other title encumbrances, permits and approvals, leases and other rental agreements which in any case relate to the development, occupancy, ownership, management, use, and/or operation of a Project.

"Lender" means Resort Finance LLC, a Massachusetts limited liability company, and its successors or assigns.

"Lender's Escrow Instructions" shall mean, with respect to a Project, the escrow instructions issued by the Lender, or the Lender's legal counsel on behalf of the Lender, to the Title Company and accepted in writing by the Title Company, specifying (i) the terms and conditions under which the Title Company may disburse the initial disbursement of the Project Loan and (ii) the Lender's requirements with respect to the title insurance policy to be issued with respect to the Project.

"Lender's Release Fee" means $0.

"Lender's Release Price" means, with respect to a Timeshare Interest within a Project which Borrower requests Lender to release from the lien of the Deed of Trust encumbering such Timeshare Interest, an amount acceptable to Lender in its sole discretion and provided for in the Project Commitment, which amount, as adjusted from time to time in accordance with Section 2.9 hereof and the terms of the Project Commitment, will be sufficient to repay the Project Loan Amount upon the sale of 75% of the planned Timeshare Interests within such Project.

"LIBOR" means the average of interbank offered rates for 30-day dollar deposits in the London market based on quotations of five major banks, as published from time to time in The Wall Street Journal. In the event that The Wall Street Journal ceases to be published or ceases to publish such a compilation of interbank offered rates, the Borrower and the Lender will agree on a substitute source and method of determining the interest rate generally known as the one-month (or 30-day) LIBOR rate.

"Loan" means the loan described in this Loan Agreement in a principal amount not to exceed the Loan Amount.

"Loan Agreement" means this Loan Agreement, as the same may be amended or otherwise modified from time to time in accordance with the terms hereof.

"Loan Amount" means $50,000,000.

"Loan Documents" means, as to the Loan, all documents, instruments, agreements, assignments and certificates relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, financing statements, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, lender's title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions, architect's consent agreements and all such documents relating to Project(s) covered by the Loan to be executed (and acknowledged where applicable) by the Borrower, the Guarantor, if any, and/or the Lender (where applicable), all in connection with the Lender making the Loan to the Borrower as the same may be amended or otherwise modified from time to time in accordance with this Loan Agreement. The Loan Documents will include, but not be limited to, the following:

            (1) this Loan Agreement;

            (2) the Note;

            (3) the Guaranty;

            (4) the Environmental Indemnity; and

            (5) the Project Documents.

"Map" shall mean, with respect to a Project, a final subdivision, parcel, plat or condominium map consistent with the Plans and Specifications and with the Laws and Regulations.

"Material Adverse Change" means any material and adverse change in, or a change which has a material adverse effect upon, any of:

            (1) the business, properties, operations or condition (financial or otherwise) of the Borrower or any Guarantor which, with the giving of notice or the passage of time, or both, could reasonably be expected to result in either (i) the Borrower or any Guarantor failing to comply with any of the financial covenants contained in Section 5.5 or (ii) the Borrower's or any Guarantor's inability to perform its or their respective obligations pursuant to the terms of the Loan Documents; or

            (2) the legal or financial ability of the Borrower or any Guarantor to perform its or their respective obligations under the Loan Documents and to avoid any Potential Default or Event of Default; or

            (3) the legality, validity, binding effect or enforceability against the Borrower or any Guarantor of any Loan Document.

"Maturity Date" means the first to occur of (i) the Project Loan Repayment Date set forth in the last Project Commitment incorporated into this Loan Agreement,
(ii) the date which is 48 months from the Effective Date, or (iii) any earlier date on which the Loan is accelerated or otherwise required to be repaid pursuant to the terms of this Loan Agreement.

"Maximum Project Loan Initial Balance" means the product of (i) the Advance Rate and (ii) the lesser of (A) the Inventory Appraised Value of the related Project provided an Appraisal Report is required, and (B) the Budget.

"Minimum Required Principal Payment" means, with respect to each Project Loan, the minimum required principal payment for each quarter based on the outstanding balance of such Project Loan divided by the number of quarters remaining until the Maturity Date, as set forth in the Project Commitment related to such Project Loan.

"Net Worth" means (i) total assets, as would be reflected on a balance sheet prepared on a consolidated basis and in accordance with GAAP, consistently applied, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters' debt discount and expenses, and goodwill minus
(ii) total liabilities, as would be reflected on a balance sheet prepared on a consolidated basis and in accordance with GAAP consistently applied.

"Note" means that certain Revolving Promissory Note dated as of the date of this Agreement executed by the Borrower and made payable to the order of Lender, as holder, in the Loan Amount and maturing on the Maturity Date, as such Note may be amended or otherwise modified from time to time.

"Permitted Exceptions" means, with respect to a Project, (i) real estate taxes and assessments not yet due and payable and possible supplemental assessments for improvements constructed on the Land, (ii) exceptions to title which are approved in writing by the Lender (including such easements, dedications, covenants and such which Lender consents to in writing after the Effective Date of this Loan Agreement), and (iii) the exceptions set forth in the Title Policy.

"Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

"Plans and Specifications" means, with respect to a Project, the final set of architectural, structural, mechanical, electrical, grading, sewer, water, street and utility plans and specifications for the Development Work, including all supplements, amendments and modifications thereto signed and affixed with the architect's registration stamp or seal, all in form and substance reasonably satisfactory to the Lender and the Inspector.

"Potential Default" means the existence of any event, which with the giving of notice, the passage of time, or both, would constitute an Event of Default hereunder or an event of default (however described) under any other of the Loan Documents.

"Prepayment Premium" means an amount to be paid pursuant to Section 2.10 upon a prepayment of a Project Loan (Borrower is not required to pay a Prepayment Premium under the terms of this Loan Agreement).

"Program Fee" means an amount equal to the product of (A) 1/12th of 0.125%, (B) the Loan Amount and (C) 24.

"Project" means any acquisition, development and/or construction project located in an area permitted by the Project Requirements or such other area as approved by Lender in its sole and absolute discretion, as to which the Lender has issued a Project Commitment and made proceeds of the Loan available for disbursement, which such project shall include (i) the Land, (ii) the existing Improvements (if any) and (iii) the Development Work to be completed on the Land, which Project shall be used part of a Timeshare Program.

"Project Commitment" means, with respect to a Project, the project commitment issued by the Lender to the Borrower for the Project, wherein the Lender agrees, subject to the terms and conditions of such Project Commitment and the other Loan Documents and subject to Borrower signing such Project Commitment, to make proceeds of the Loan available for the Project. The terms of each Project Commitment, once it is signed by both the Borrower and the Lender, will supplement the terms of this Loan Agreement with respect to the stated Project, the related Project Loan and the related Project Security Documents. The Project Commitments will be substantially in the form of Exhibit D.

"Project Documents" means, with respect to a Project, all documents, instruments, agreements, assignments and certificates relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, financing statements, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, lender's title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions, and architect's consent agreements previously executed or to be executed (and acknowledged where applicable) by the Borrower, any Guarantor and/or the Lender (where applicable), all in connection with the Lender making proceeds of the Loan available to the Borrower for the Project, as the same may be amended or otherwise modified from time to time in accordance with this Loan Agreement. The Project Documents will include, but not be limited to, the following:

            (1) the Project Commitment;

            (2) the Project Security Instruments;

            (3) the Plans and Specifications;

            (4) the Lender's Escrow Instructions; and

            (5) the Title Policy.

The Project Documents will include those forms of documents, instruments, agreements, assignments and certificates which the Lender approves at the time of its execution and delivery of this Loan Agreement, as evidenced by a written certificate executed by the Borrower and the Lender. The forms of the Project Documents may be supplemented or amended from time to time to add or amend form Project Documents approved by the Lender.

"Project Loan" or "Project Loan Amount" means the loan or loan amount for the acquisition and development of a Project with disbursements under such loan not to exceed the Maximum Project Loan Initial Balance for such Project.

"Project Loan Advance Period" means, with respect to a Project Loan, the period of time commencing on the date of the Project Documents and expiring on the date set forth in the applicable Project Commitment as the termination date for the Project Loan Advance Period.

"Project Loan Committed Amount" means the portion of a Project Loan Amount which
(a) has been advanced and not repaid plus (b) is available to be disbursed for Approved Costs.

"Project Loan Repayment Date" means, with respect to a Project, the first to occur of (i) the date which is set forth in the Project Commitment as the date on which all proceeds of the Project Loan Amount must be repaid, (ii) the Maturity Date or (iii) the date on which the Loan is required to be repaid pursuant to Section 8.2.

"Project Owner" means the Person who owns a particular Project or Projects, and which Person must also be a Borrower.

"Project Requirements" means, for any project proposed to be included as a Project pursuant to the terms of this Loan Agreement, the requirements listed in Exhibit B.

"Project Security Instruments" means, with respect to a Project, all pledge agreements, guaranties, deeds of trust, mortgages, security agreements, assignments and other agreements or instruments previously executed or to be executed by the Borrower and/or the Guarantor, if any granting in favor of the Lender a lien or encumbrance on or a security interest in any property or right or interest of the Borrower or any Guarantor as security for the Loan, as the same may be amended or otherwise modified from time to time in accordance with this Loan Agreement, including but not limited to the following:

            (1) the Deed of Trust;

            (2) the UCC Financing Statement;

            (3) the CLPI Assignment; and

            (4) the Assignment.

"Project Specific Default" means a default under the Loan related to the development, operation or management of a particular Project or to a particular entity forming Borrower, which default is identified in one or more of Section 8.1(a)(10) and Section 8.1(a)(14) through Section 8.1(a)(18).

"Project Underwriting Documents" means, for any project proposed to be included as a Project pursuant to the terms of this Loan Agreement, the documents listed in Exhibit C and any other documents relating to the proposed project which the Lender requests, all in form and substance reasonably satisfactory to the Lender.

"Resolution" means a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required, or a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required.

"Retainage" means, with respect to a Project, the amount set forth in the Project Commitment as the amount to be retained or held back from each approved disbursement on a construction contract until the completion of such construction contract and the satisfaction of all conditions precedent for the final payment under such construction contract.

"Sales Agreement" means, with respect to a Project, a written agreement for the sale of a Timeshare Interest between the Borrower and a Person who is not an Affiliate of the Borrower.

"Staged Draw Schedule" means, with respect to a Project, the schedule of draws for the various stages of the Development Work which such schedule, and the components of the Development Work which fit within each stage, are specified in the exhibit attached to the Project Commitment.

"Timeshare Interest" means the fractional fee simple timeshare interest in an individual air-space condominium unit, cabin, villa, cottage or townhome within a Resort, together with all furniture, fixtures and furnishings therein, and together with any and all interests in common elements appurtenant thereto acquired pursuant to a Sales Agreement with respect to a Project.

"Timeshare Program" means a program to be created by which Persons may own Timeshare Interests, enjoy their respective Timeshare Interests on a recurring basis, and share the expenses associated with the operation and management of such program.

"Title Insurance Company" means a title insurance company acceptable to the Lender.

"Title Policy" means, with respect to a Project, that certain policy of title insurance accepted by the Lender for the Project, which policy of title insurance shall:

            (1) be an ALTA loan form (10-17-92 or the equivalent thereof) title insurance policy;

            (2) be issued in the amount specified by the Lender in the Lender's Escrow Instructions;

            (3) be issued by the Title Insurance Company;

            (4) insure the Lender that the applicable Deed of Trust is an enforceable first lien against marketable fee simple title to the Project, subject only to Permitted Exceptions;

            (5) provide mechanics' lien coverage;

            (6) have all standard exceptions deleted therefrom other than taxes for the current year and subsequent years; and

            (7) have appended thereto the following endorsements to the extent permitted by the laws of the state in which the Project is located.

                  (A) a Form 9 endorsement;

                  (B) a 3.0 zoning endorsement

                  (C) an environmental lien endorsement;

                  (D) variable rate mortgage endorsement.

                  (E) an endorsement deleting the creditors' rights exclusion

                  (F) a variable rate endorsement

                  (G) a public street access endorsement

                  (H) a pending disbursement endorsement

                  (I) a contiguity endorsment; and

                  (J) a survey endorsement; and

                  (K) such other endorsements as the Lender requires with respect to the Project

            "Transfer" means, with respect to any Project and/or the Borrower, the occurrence of any of the following:

            (1) any sale, conveyance, assignment, transfer, alienation, mortgage, conveyance of security title, encumbrance or other disposition of any kind of the Project, or any other transaction the result of which is, directly or indirectly, to divest the Borrower of any portion of its title to or interest in the Project, voluntarily or involuntarily, other than transfers and sales of the Timeshare Interests in the ordinary course of business, it being the express intention of the Borrower and the Lender that the Borrower is prohibited from granting to any Person a lien or encumbrance upon the Project (other than Permitted Encumbrances), regardless of whether such lien is senior or subordinate to the Lender's lien;

            (2) any sale, conveyance, assignment, transfer, alienation, mortgage, conveyance of security title, encumbrance or other disposition of any kind of any other collateral for the Loan, or any other transaction the result of which is, directly or indirectly, to divest the Borrower of any portion of its title to or interest in such collateral, voluntarily or involuntarily, it being the express intention of the Borrower and the Lender that the Borrower is prohibited from granting to any Person a lien or encumbrance upon such other collateral, regardless of whether such lien is senior or subordinate to the Lender's lien other than Permitted Exceptions;

            (3) any merger, consolidation or dissolution involving the Borrower;

            (4) the sale or transfer of a majority of the assets of the Borrower not in the ordinary course of business;

            (5) with respect to any Borrower which is a corporation:

                  (A) the  transfer  of any  portion of the voting  stock of the
            Borrower;

                  (B) the  transfer  of any  portion of the voting  stock of any corporation which is the direct or indirect owner of 10% or more of the voting stock of the Borrower, provided that the foregoing restriction shall not apply to Guarantor or to any Borrower that is wholly owned by Guarantor;

                  (C)  the   transfer  of  any   partnership   interest  in  any
            partnership which is the direct or indirect owner of 10% or more of the voting stock of the Borrower; or

                  (D) the  transfer  of any  membership  interest in any limited liability company which is the direct or indirect owner of 10% or more of the voting stock of the Borrower;

            (6) with respect to any Borrower which is a partnership:

                  (A) any merger,  consolidation  or  dissolution  involving the general partner of the Borrower;

                  (B) the sale or  transfer  of a majority  of the assets of any general partner of the Borrower;

                  (C) the  transfer of any general  partnership  interest in the
            Borrower to another Person;

                  (D) with respect to any general  partner of the Borrower which is a corporation, the transfer of any portion of the voting stock of such general partner to another Person;

                  (E) with respect to any general  partner of the Borrower which is a general partnership or limited partnership, the transfer of any partnership interest of such general partner to another Person;

                  (F) with respect to any general  partner of the Borrower which is a limited liability company, the transfer of any membership interest of such general partner to another Person;

                  (G) the conversion of any general partnership  interest of the
            Borrower to a limited partnership interest; or

                  (H) the addition of any general  partner or limited partner to the Borrower;

            (7) with respect to any Borrower which is a limited liability company:

                  (A) any merger,  consolidation  or  dissolution  involving the managing member of the Borrower;

                  (B) the sale or  transfer  of a majority  of the assets of any managing member of the Borrower;

                  (C) the transfer of any managing member interest in the Borrower to another Person;

                  (D) with respect to any managing  member of the Borrower which is a corporation, the transfer of any portion of the voting stock of such managing member to another Person;

                  (E) with respect to any managing  member of the Borrower which is a general partnership or limited partnership, the transfer of any partnership interest of such general partner to another Person;

                  (F) with respect to any managing  member of the Borrower which is a limited liability company, the transfer of any membership interest of such general partner to another Person;

                  (G) the  conversion  of any  managing  member  interest of the
            Borrower to a non-managing member interest; or

                  (H) the  addition  of any  managing  member  or  member to the
            Borrower.

           "UCC Financing Statement" means, with respect to a Project, any UCC financing statement, whether executed or not by the applicable Project Owner, naming such Project Owner, as debtor, in favor of the Lender, as secured party, in connection with the Lender making proceeds of the Loan available to the Borrower for the Project, as such UCC financing statement may be amended or otherwise modified from time to time with or without Project Owner's signature.

"Unit" means a dwelling unit in the Project.

Section 1.2. Other Definitional Provisions

      (a) Accounting terms not defined herein will have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein will control.

      (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Loan Agreement will refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

      (c) In this Loan Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

ARTICLE 2. THE LOAN

Section 2.1. Agreement to Lend and Borrow and Project Loan Maturity

      (a) The Lender agrees, on the terms and conditions hereinafter set forth, to make the Loan to the Borrower through one or more Project Loans for the purpose of providing financing for the acquisition, development and construction of Projects; provided however, that the obligation of the Lender to make the Loan is conditioned upon the Lender's receipt of the documents and the satisfaction of the other items set forth in Exhibit A attached hereto. The Borrower will repay the Loan pursuant to Section 2.6 and Section 2.9, may prepay the Loan pursuant to Section 2.10 and may reborrow proceeds of the Loan pursuant to this Section 2.1(a) and Section 2.14.

      (b) The outstanding principal balance of each Project Loan, together with accrued and unpaid interest thereon and all other amounts payable by the Borrower under the terms of the Loan Documents relating to such Project Loan, will be due and payable on the applicable Project Loan Repayment Date.

      (c) The outstanding principal balance of the Loan (which includes all outstanding Project Loans), together with accrued and unpaid interest thereon and all other amounts payable by the Borrower under the terms of the Loan Documents, will be due and payable on the Maturity Date.

Section 2.2. Disbursements of the Loan

      The Lender shall make disbursements of the Loan in accordance with and subject to the terms of Article III hereof.

Section 2.3. Use of Disbursements

      The Borrower covenants to use disbursements of the Loan only for Approved Costs.

Section 2.4. Fees

      (a) Commitment Fee. The Commitment Fee shall be paid by the Borrower in installments in the following manner:

            (i) On the initial funding date for a Project Loan, 1.00% of the initial balance of such Project Loan shall be due and the payment of such amount shall be condition precedent to the funding of the Project Loan.

            (ii) At the earlier of (A) the Approval Period  Termination Date and
      (B) the occurrence of an Event of Default, any unpaid amounts in respect of the Commitment Fee shall be immediately due and payable.

      (b) Program Fee. The Program Fee shall be paid by the Borrower in installments in the following manner:

            (i) On each Interest Due Date, the Borrower agrees to pay the Lender an amount equal to 1/12th of 0.125% of the Loan Amount.

            (ii) At the earlier of (A) the Approval Period  Termination Date and
      (B) the occurrence of an Event of Default, any unpaid amounts in respect of the Program Fee shall be immediately due and payable.

Section 2.5. No Reduction in Commitment Fee or Program Fee

      The Borrower acknowledges that the Commitment Fee and the Program Fee, required to be paid to Lender pursuant to the provisions of Section 2.4, has been earned upon Borrower' and Lender's execution of this Loan Agreement and will not be refundable. Regardless of whether (a) Lender advances any amounts under the terms of this Loan Agreement or (b) Borrower repays or is required to repay the Loan on the date required by Section 8.2, the Borrower will not be entitled to any refund of the Commitment Fee and the Program Fee previously paid. Notwithstanding anything to the contrary contained herein, provided Borrower presents to Lender a Project, which in Lender's sole and reasonable discretion is a Project which meets its loan underwriting criteria, but Lender refuses to fund the Project, Borrower shall not be obligated to pay a Commitment Fee on said Project.

Section 2.6. Interest

      (a) The Loan will bear interest from the date of disbursement hereunder on the unpaid principal at an annual rate equal to the Interest Rate.

      (b) On or before the 5th Business Day of each month, commencing with the first month after the Lender has disbursed proceeds of the Loan, the Lender shall send to the Borrower an invoice setting forth the amount of interest due for the previous month. The Borrower will pay the interest due for the previous month on or before the Interest Due Date, except if the Budget for any Project includes an Interest Reserve, then the Borrower may direct the Lender to make a disbursement from the Interest Reserve to pay the interest due on the Loan with respect to such Project until such time as such Interest Reserve is fully disbursed, upon and subject to the terms and conditions contained herein.

      (c) Payments of principal, interest and any other amounts due and payable under the Loan Documents shall earn interest after they are due at the rate of the Default Rate. At the option of Lender, while an Event of Default exists, interest shall accrue at the Default Rate.

Section 2.7. Interest Rate Limitation

      The provisions of this Loan Agreement and the other Loan Documents are hereby expressly limited so that in no contingency or event whatever will the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of the sums evidenced by this Loan Agreement exceed the maximum amount permissible under applicable law. If from any circumstance whatever the performance or fulfillment of any provision of this Loan Agreement or of any other Loan Document should involve or purport to require any payment in excess of the limit prescribed by law, then the obligation to be performed or fulfilled is hereby reduced to the limit of such validity. In addition, if, from any circumstance whatever, the Lender should ever receive as interest an amount which would exceed the highest lawful rate under applicable law, then the amount which would be excessive interest will be applied as an optional reduction of principal (or, at the Lender's option, be paid over to the Borrower), and will not be counted as interest.

Section 2.8. Repayment of Principal

      Principal of the Loan will be due and payable as follows:

            (1) Concurrent with the closing of the sale of a Timeshare Interest pursuant to a Sales Agreement, the Borrower will make a principal payment in an amount equal to Lender's Release Price, which amount shall be applied, until paid in full, to the payment of the outstanding amount of the Project Loan Amount corresponding to the Project within which the Timeshare Interest was sold.

            (2) In the event that, for any reason, the aggregate payments to Lender of the Lender's Release Price for any Project Loan are less than the Minimum Required Principal Payment for such Project Loan during any calendar quarter, then within 15 days after the end of such calendar quarter, the Borrower shall make an additional quarterly payment on such Project Loan to the Lender from Borrower's own funds of an amount equal to the difference between the Minimum Required Principal Payment for such calendar quarter and the aggregate payments to Lender of Lender's Release Price for such calendar quarter with respect to such Project Loan.

            (3) Upon a Project Specific Default and so long as there is no other Event of Default or Potential Default, the Borrower may, at its option (but only if exercised prior to the earlier of (i) the Lender's exercise of its remedies under Section 8.2 and (ii) 30 days after the occurrence of the Project Specific Default), repay the outstanding balance of the Project Loan Amount corresponding to the Project Specific Default.

            (4) If the Project Loan Amount has not been repaid on or before the Project Loan Repayment Date for such Project, the Borrower must on such date repay the entire outstanding principal amount of such Project Loan together with all accrued and unpaid interest relating thereto.

            (5) In the event that the sum of the Project Loan Committed Amounts for all Projects at any time exceeds the Loan Amount, the Borrower must immediately make a principal repayment in an amount sufficient to eliminate any such excess, which payment shall be applied by Lender in its discretion.

            (6) On the Maturity Date, the Borrower is required to repay the entire outstanding principal amount of the Loan together with all accrued and unpaid interest and all other amounts owed to Lender under the Loan Documents.

Section 2.9. Adjustment to Lender's Release Price.

      Lender, in its sole and absolute discretion, reserves the right to adjust the Lender's Release Price applicable to a Project at any time before the applicable Project Loan Repayment

Date to ensure that such fee is sufficient to repay the Project Loan Amount upon the sale of 75% of the planned Timeshare Interests within such Project.

Section 2.10. Prepayment of the Loan

      The Borrower shall have the option to prepay each Project Loan in full or in part without penalty upon 30 days prior written notice to the Lender.

Section 2.11. Payments

      (a) All payments of principal, interest and Fees on the Loan must be made to the Lender by federal funds wire transfer as instructed by the Lender in immediately available funds not later than 2:00 p.m. Eastern Standard Time on the dates such payments are to be made. Any payment received after 2:00 p.m. Eastern Standard Time will be deemed received by the Lender on the next Business Day.

      (b) If any payment of principal, interest or fees to be made by the Borrower becomes due on a day other than a Business Day, such payment will be made on the next succeeding Business Day and such extension of time will be included in computing any interest with respect to such payment.

      (c) Throughout the term of the Loan, interest and fees will be calculated on the basis of the actual number of days elapsed during the period for which interest and fees are being charged predicated on a year consisting of 360 days.

Section 2.12. Applications of Payments; Late Charges

      (a) Payments received by the Lender pursuant to the terms hereof will be applied in the following manner:

            (1) first, to the payment of all expenses, charges, costs and fees incurred by or payable to the Lender and for which the Borrower is obligated pursuant to the terms of the Loan Documents;

            (2) second,  to the payment of all  interest  accrued to the date of such payment, except that the payments made pursuant to Section 2.8(1) will be applied to the payment of principal in accordance with subparagraph (3) below and not the payment of interest; and

            (3) third to the payment of principal.

Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an Event of Default, all amounts received by the Lender from any party will be applied in such order as the Lender, in its sole discretion, may elect.

      (b) If any installment of interest and/or the payment of principal is not received by the Lender within 5 Business Days after the due date thereof, then in addition to the remedies conferred upon the Lender pursuant to Section 8.2 hereof and the other Loan Documents, the

Lender may elect to assess a late charge of 4% of the amount of the installment due and unpaid, which such late charge will be added to the delinquent amount to compensate the Lender for the expense of handling the delinquency. The Borrower and the Lender agree that such late charge represents a good faith and fair and reasonable estimate of the probable cost to the Lender of such delinquency. The Borrower acknowledges that during the time that any such amount is in default, the Lender will incur losses which are impracticable, costly and inconvenient to ascertain and that such late charge represents a reasonable sum considering all of the circumstances existing on the Effective Date of this Loan Agreement and represents a reasonable estimate of the losses the Lender will incur by reason of late payment. The Borrower further agrees that proof of actual losses would be costly, inconvenient, impracticable and extremely difficult to fix. Acceptance of such late charge will not constitute a waiver of the default with respect to the overdue installment, and will not prevent the Lender from exercising any of the other rights and remedies available hereunder.

Section 2.13. Approval Period

      (a) During the Approval Period, Borrower may request the approval of a Project for funding from the proceeds of the Loan by complying with the terms and conditions of Section 3.1.

      (b) Commencing on the Approval Period Termination Date, Borrower may not request the approval of new Projects, although proceeds of the Loan will continue to be disbursed with respect to the then existing Projects in accordance with the provisions of Article III.

Section 2.14. Revolving Nature of Loan

      The Loan is a revolving loan and any amounts which are repaid may, subject to the terms of the Loan Documents limiting the amounts which may be drawn for any Project and the terms restricting disbursements of proceeds of the Loan, be redrawn.

Section 2.15. Security

      Payment of the Loan by the Borrower and performance of the Borrower's other obligations under the Loan Documents will be secured by the Guaranty and the collateral described in the Project Security Instruments. The Borrower warrants that the Project Security Instruments will create a valid and first-lien position with respect to the Projects, subject only to Permitted Exceptions.

ARTICLE 3. APPROVAL OF PROJECTS; DISBURSEMENTS OF THE LOAN

Section 3.1. Project Approvals; Project Commitments and Project Documents

      (a) During the Approval Period, the Borrower may submit to the Lender projects proposed to be included as Projects, all pursuant to and in accordance with the terms of this Loan Agreement. Upon approval as a Project and compliance with the requirements of Section 3.2 and the other terms and provisions of the Loan Documents, disbursements of the Loan will be made with respect to the Approved Costs for such Project in accordance with this Loan Agreement.

      (b) In order to include a proposed project as a Project, the Borrower must submit to the Lender a complete description of the proposed project, including the Project Underwriting Documents, and evidence that the proposed project complies with the Project Requirements.

      (c) In the event that any Project is to be owned by a Person other than Borrower, the Project Underwriting Documents must specify the Project Owner, which must be a Person which is owned 100% by Borrower or Guarantor, or is otherwise acceptable to Lender. The Project Documents relating to that Project will contain a provision whereby the Project Owner, in addition to Borrower, assumes all of the obligations of Borrower then, or at any time in the future, contained in this Loan Agreement and the other Loan Documents and agrees to be bound by and comply with all the terms hereof and thereof. In such an instance, the Project Underwriting Documents must include (i) the name of the Project Owner, (ii) the charter and organizational documents for the Project Owner, including such documents as will specify who is to manage the Project Owner, and
(iii) such other information as the Lender, in its sole and absolute discretion, will require regarding the Project Owner. (d) Upon its receipt of the Project Underwriting Documents, the Lender will have [30] days to review and, in its sole and absolute discretion, approve or disapprove in writing the proposed project as a Project which may be financed from proceeds of the Loan. Upon any such approval, the Lender will issue a Project Commitment with respect thereto and such proposed project will become a Project for purposes of this Loan Agreement upon Borrower returning to Lender a copy of the Project Commitment containing the original signature of Borrower accepting the supplemental terms and conditions set forth in the Project Commitment; provided however, that no Project Commitment will be issued with respect to any proposed project unless the Available Amount (plus any cash equity provided by the Borrower (as provided for in the Project Commitment)) is at least equal to the amount required to complete the acquisition of the Land and the performance of the Development Work for such proposed project. The terms of each Project Commitment issued by the Lender and signed by the Borrower shall supplement the terms of this Loan Agreement and shall be applicable with respect to the stated Project, the related Project Loan and the related Project Security Documents.

      (e) It is a condition precedent to the approval of any proposed project that the Lender shall have performed, at Borrower's expense, a site inspection/market review with respect to such proposed project, and the Lender must be satisfied with the results of such inspection and review.

Section 3.2. Project Closings

      Upon issuance of a Project Commitment with respect to a Project, the Borrower and the Lender shall proceed to execute and deliver the other required Project Documents for such Project and close the transaction, thereafter allowing proceeds of the Loan to be disbursed for such Project. The following shall be the conditions precedent to the closing for each Project:

            (1)  The   Borrower   has   delivered  to  the  Lender  the  Project
      Underwriting Documents, all the documents described in the Project Commitment, executed originals of the other Project Documents and such other agreements, instruments, certificates and opinions as the Lender requires in connection with such Project.

            (2) The Deed of Trust must be duly recorded and in a first-priority lien position, which first-priority lien positions shall be evidenced and insured by the Title Policy, subject to Permitted Exceptions.

            (3) The Lender's security interests in all personal property and any fixtures covered by the Deed of Trust must be duly perfected and in a first-priority lien position.

            (4) All taxes, fees and other charges in connection with the preparation, execution, delivery and recording/filing of the Project Documents have been paid by Borrower. All delinquent taxes, assessments or other governmental charges or liens affecting the Project, if any, have been paid, or if not paid, the Borrower has posted a bond or other security acceptable to the Lender with respect to such unpaid taxes.

            (5) An opinion of legal counsel located in the state where the Project is located in substantially the form required by paragraph (2) of Exhibit A relative to the Project Documents.

            (6) As to any Project Owner for which such resolutions have not previously been delivered to the Lender, a certified copy of the resolutions adopted by the Project Owner authorizing the Project Owner to incur or assume the debt related to the Loan and the Project and authorizing certain officers of the Project Owner to execute and deliver the Project Documents.

Section 3.3. Disbursements of Loan Proceeds to Acquire Land and for Development Work

      (a) Disbursements to finance the Borrower's acquisition of the Land for each Project will be made upon the terms and conditions set forth in the Project Commitment for the Project.

      (b) All requests for disbursements of proceeds of the Loan to fund Development Work must comply with the terms of this Section 3.3, subject to such Retainage requirements and such conditions precedent, if any, as are set forth in the Project Commitments and subject to any additional limitations set forth in the Project Commitments. Disbursements related to the Development Work with respect to all Projects will be available twice per month.

      (c) Each disbursement request to fund Development Work must be evidenced by a Draw Request Certification and must be accompanied by the following:

            (1) a written summary prepared by the Borrower, in detail acceptable to the Lender, of the billings of each subcontractor or vendor with respect to the Development Work for which a disbursement is being requested, together with copies of the billings of each such subcontractor or vendor;

            (2) at Lender's request, a written certification from the Inspector to Lender, in a form satisfactory to Lender, that (i) the portion of the Development Work for which payment is being sought has been completed,
      (ii) all Development Work done for which payment is being sought has been completed with sound new materials and fixtures, or refurbished materials and fixtures that meet the requirements of the Plans and

      Specifications, and in a good and workmanlike manner, (iii) the Development Work is being performed within the Budget and in accordance with the Plans and Specifications, and (iv) sufficient funds are available to Borrower to complete the Development Work;

            (3) at Borrower's expense, a "date down" endorsement to the Title Policy insuring that there are no liens imposed by law for services, labor or materials appearing in the public records, and insuring the full amount of the disbursement, provided that any such endorsement may show mechanics' liens resulting from the Development Work if and only if the Title Company will issue an endorsement which insures Lender against any loss by reason of such mechanics' liens and Borrower has complied in all respects with the requirements of Section 6.18; and

            (4) such other documents specified in the Project Commitment.

The foregoing submissions must reflect the cost of all Development Work for which payment is to be made. The Draw Request Certification must specify the portion of such costs which will be paid out of the requested disbursement of Loan proceeds, and, if any portion of such costs are to be paid by the Borrower, the portion of such costs to be paid by the Borrower.

      (d) After the expiration of the applicable Project Loan Advance Period, Lender shall have no further obligations to make any disbursements under the Project Loan. In addition, the Lender shall have no obligation to make any disbursement of proceeds under a Project Loan if the initial disbursement of proceeds under such Project Loan is not made on or before the Approval Period Termination Date.

      (e) Provided that no Event of Default or Potential Default exists, and subject to the terms and conditions set forth herein, including the provisions of Section 3.4, the Lender will use its reasonable best efforts to disburse to the Borrower the amount requested relating to the Development Work within [5] Business Days after receipt of a Draw Request Certification meeting the requirements of this Loan Agreement. In the event the Lender is unable to make the disbursement within such time period, the Lender will disburse the proceeds of the Loan as soon thereafter as possible. All disbursements will be delivered to Borrower by federal funds wire transfer as instructed by Borrower.

Section 3.4. Provisions Applicable to All Disbursements

      The obligation of Lender to make any disbursement requested by the Borrower of proceeds of the Loan is subject to fulfillment of all of the following conditions precedent:

            (1) No Event of Default or  Potential  Default has  occurred  and is
      continuing,   or  would  result  from  such   disbursements  or  from  the
      application of the proceeds therefrom.

            (2) Following the  requested  disbursement  of proceeds of the Loan,
      (i) the outstanding principal amount of the Loan shall not exceed the Loan Amount, and (ii) with respect to any Project, the principal amount advanced shall not exceed the Project Loan Amount for that Project.

            (3) Each Project shall comply with all requirements set forth in the Project Commitment for such Project and the other Loan Documents.

            (4) The proceeds of the Loan which remain available for disbursement for the Development Work for the Projects shall be sufficient to complete the Development Work related to such Projects; provided, however, that the Lender will be obligated to make a disbursement notwithstanding such a deficiency in the event that (i) the Budget for the acquisition of the Land and the Development Work of the applicable Project and the amount of the Loan available for such acquisition of the Land and such Development Work have been increased by an amount at least equal to such deficiency in accordance with the terms of Section 6.15(e), or (ii) the Borrower provides to the Lender evidence that it has paid from its own funds, in addition to any Borrower funds which the Budget for such Project requires, an amount at least equal to the amount of such deficiency.

            (5) All costs requested to be funded from the proceeds of such disbursement shall relate to costs which are Approved Costs for such Project.

            (6) No liens (other than liens for real property taxes that are not yet delinquent) have been filed against the Project, except as permitted by Section 6.18 or Permitted Exceptions.

            (7) All statements made in the applicable Draw Request Certification shall be true and correct on and as of the date of the requested disbursement, before and after giving effect thereto and to the application of the proceeds therefrom.

            (8) The representations and warranties of Borrower and Guarantor, if any, contained in the Loan Documents are true and correct in all material respects on and as of the date of the requested disbursement, before and after giving effect thereto and to the application of the proceeds therefrom, as though made on and as of such date.

            (9) The interest rate applicable to the disbursement (before giving effect to any savings clause) will not exceed the maximum rate permitted by law.

            (10) All disbursements must comply with the Retainage requirements for such Project as set forth in the applicable Project Commitment.

            (11) With respect to the initial disbursement of a Project Loan, the portion of the Commitment Fee shall have been paid.

Section 3.5. Application of Disbursements

      All Loan proceeds disbursed to the Borrower will be used only for payment (or for reimbursement to Borrower for prior payment) of those items specified in the Draw Request Certification for which the particular disbursement was made. The Borrower will not use any such disbursement to pay or reimburse itself, directly or indirectly, for any amounts paid by the Borrower or any other Person but not included in the applicable Budget.

Section 3.6. The Lender May Make Disbursement Notwithstanding Noncompliance

      Notwithstanding the failure of any condition precedent to the Lender's obligation to make any disbursement hereunder, the Lender may make such disbursement if the Lender, in its sole discretion, determines the making of the same to be advisable. The making of any disbursement, either before or after the satisfaction of all conditions precedent with respect to the Lender's obligation to make the same, will not be deemed to constitute an approval or acceptance by the Lender of the Development Work theretofore completed or a waiver of such condition with respect to a subsequent disbursement.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

Section 4.1. Consideration

      As an inducement to the Lender to execute this Loan Agreement, make the Loan and disburse the proceeds of the Loan, the Borrower represents and warrants to the Lender the truth and accuracy of the matters set forth in this Article IV.

Section 4.2. Organization

      The Borrower is duly organized, validly existing and in good standing under the laws of its state of organization, is duly qualified to do business and is in good standing in every jurisdiction where its business or properties require such qualification. The Borrower has all requisite power and authority to own and operate its properties and to carry on its business as now conducted or proposed to be conducted.

Section 4.3. Authorization

      The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary action and do not and will not (i) contravene the Articles of Organization of the Borrower, (ii) contravene any law, rule or regulation or any order, writ, judgment, injunction or decree or any contractual restriction binding on or affecting the Borrower, (iii) require any approval or consent of any member, partner, shareholder or any other Person, other than approvals or consents which have been previously obtained and disclosed in writing to the Lender, (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or its properties may be bound or affected, or (v) result in, or require the creation or imposition of, any lien of any nature (other than the liens contemplated hereby) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower. The Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree or contractual restriction or any such indenture, agreement, lease or instrument.

Section 4.4. Governmental Consents

      No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower and any Guarantor of the Loan Documents or any other document executed pursuant thereto or in connection therewith.

Section 4.5. Validity

      The Loan Documents have been duly executed and delivered by and constitute the legal, valid and binding obligations of the Borrower and Guarantor, if any, enforceable in accordance with their respective terms.

Section 4.6. Financial Position

      As of the dates prepared, the financial statements and all financial data heretofore delivered to the Lender in connection with the Loan and/or relating to the Borrower and Guarantor, if any, are true, correct and complete in all material respects and were prepared in accordance with GAAP consistently applied. Such financial statements fairly present the financial position of the Persons who are the subject thereof as of the dates thereof.

Section 4.7. Governmental Regulations

      Neither the Borrower nor any Guarantor is subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act, as the same may be amended from time to time, or any federal or state statute or regulation limiting its ability to incur Debt.

Section 4.8. Employee Benefit Plans

      Neither the Borrower nor any Guarantor maintains any pension, retirement, profit sharing or similar employee benefit plan that is subject to ERISA other than a plan pursuant to which such entity's contribution requirement is made contemporaneously with the employees' contributions.

Section 4.9. Securities Activities

      Neither the Borrower nor any Guarantor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System in effect from time to time) and not more than 25% of the value of the assets of either such entity consists of such margin stock.

Section 4.10. No Material Adverse Change

      No Material Adverse Change has occurred.

Section 4.11. Payment of Taxes

      All tax returns and reports required to be filed by the Borrower and any Guarantor have been timely filed, or proper extensions for filing have been obtained. All taxes, assessments, fees and other governmental charges upon the Borrower, any Guarantor and their properties, assets, income and franchises which are due and payable have been paid when due and payable, or proper extensions for payment have been obtained, except to the extent that such taxes, assessments, fees and other governmental charges or the failure to pay the same would not be material to the respective business, properties, assets, operations, condition (financial or otherwise) or business prospects of the Borrower or any Guarantor. Neither the Borrower nor any Guarantor has any knowledge of any proposed tax assessment against the Borrower or any Guarantor that could be material to its business, properties, assets, operations, condition (financial or otherwise) or business prospects.

Section 4.12. Litigation

      There is no pending or, to the knowledge of the Borrower, threatened action, suit, proceeding or arbitration against or affecting the Borrower or any Guarantor before any court, governmental agency or arbitrator, which may result in a Material Adverse Change.

Section 4.13. Environmental Matters

      (a) Projects. The Borrower's representations, warranties and covenants with respect to all environmental matters relating to the Projects are set forth in the Environmental Indemnity.

      (b) Non-Projects. As to each "Non-Project" (defined as any project to be developed, under development, or developed by the Borrower or the Guarantor other than a Project), the operations of the Borrower and Guarantor, if any, comply in all respects with all Hazardous Materials Laws except such noncompliance which would not (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. As of the Effective Date of this Loan Agreement, (i) neither the Borrower, any Guarantor nor their present properties or operations is subject to any outstanding written order from, or settlement or consent agreement with, any governmental authority or other Person, nor is any of the foregoing subject to any judicial or docketed administrative proceeding respecting any Hazardous Materials Law, Hazardous Materials Claim or Hazardous Material, which would (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change and (ii) there are no other conditions or circumstances known to the Borrower which may give rise to any Hazardous Materials Claim arising from the operations of the Borrower or any Guarantor, which would (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change.

Section 4.14. No Burdensome Restrictions

      Neither the Borrower nor any Guarantor is a party to or bound by any contract or agreement, or subject to any charter or corporate restriction or any requirement of law, which would reasonably be expected to result in a Material Adverse Change.

Section 4.15. Full Disclosure

      None of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Guarantor in connection with the Loan Documents contains any untrue statement of a material fact, or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that it is recognized by the Lender that projections and forecasts provided and to be provided by the Borrower and any Guarantor, while reflecting the Borrower's and any Guarantor's good faith projections and forecasts, based upon methods and data the Borrower and Guarantor believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

Section 4.16. Adequate Consideration

      The Borrower represents and warrants to the Lender that prior to entering into this Loan Agreement, it has reviewed the benefits to be provided to it as a result of the Lender making the Loan and has concluded that such benefits are reasonably equivalent in value to the collateral to be pledged to secure the Loan and the obligations assumed and to be assumed by the Borrower pursuant to the Loan Documents.

Section 4.17. Compliance with Laws and Regulations

      Borrower and the Project are in compliance in all material respects with all Laws and Regulations, and there are no, nor are there any alleged or asserted, violations of law, regulations, ordinances, codes, declarations, covenants, conditions, or restrictions of record, or other agreements relating to Borrower, any Guarantor, the Project, the Land, Improvements or the Development Work, or any part thereof.

Section 4.18. Survival and Additional Representations and Warranties

      The representations and warranties and contained in this Article IV are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed as of the making of each disbursement of proceeds of the Loan, unless as otherwise disclosed in a writing to Lender and accepted by Lender in writing.

Section 4.19. USA Patriot Act of 2001

      Borrower shall not (i) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (ii) fail to provide documentary and other evidence of Borrower's identity as may be requested by Lender at any time to enable Lender to verify Borrower's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

ARTICLE 5. COVENANTS OF THE BORROWER

Section 5.1. Consideration

      As an inducement to the Lender to execute this Loan Agreement, make the Loan and make each disbursement of the Loan, the Borrower hereby covenants that, so long as any amount payable hereunder or under any other Loan Document remains unpaid or the Lender has any commitment to disburse the Loan hereunder, Borrower shall comply with the covenants set forth in this Article V.

Section 5.2. Reporting Requirements

      Borrower shall furnish or cause to be furnished to the Lender the following notices and reports:

            (1) Quarterly Financial Reports. As soon as possible after each fiscal quarter of Bluegreen Corporation (other than the last quarter of any fiscal year) and in any event within 5 days after submission to the Securities and Exchange Commission, the following: (i) a copy of Bluegreen Corporation's 10Q filing certified by the Chief Financial Officer of Bluegreen Corporation to fairly present the financial condition of said entity on a fully consolidated basis as at the end of such fiscal quarter and the results of the operations of Bluegreen Corporation on a fully consolidated basis for the period ending on such date; (ii) copies of any and all other financial reports and corrections thereto and to the 10Q filings required of Bluegreen Corporation under federal laws and regulations.

            (2) Annual Financial Statements. As soon as possible after each fiscal year of Bluegreen Corporation and in any event within 5 days after submission to the Securities and Exchange Commission, the following: (i) a copy of Bluegreen Corporation's 10K filing certified by the Chief Financial Officer of Bluegreen Corporation to fairly present the financial condition of said entity on a fully consolidated basis at the end of such fiscal year and the results of the operations of such entity on a fully consolidated basis at the end of such fiscal year and the results of the operations of such entity on a fully consolidated basis for the period ending on such date; and (ii) copies of any and all other financial reports and corrections thereto and to the 10K filings required of Bluegreen Corporation under federal laws and regulations.

            (3) Monthly Sales Reports and Sales Information. If requested by Lender, Borrower will cause to be furnished to Lender, on or before the 20th day after the end of each month, a sales report showing the number of sales and closings of Timeshare Interests and the aggregate dollar amount thereof, including down payments, during such month. Borrower will deliver to Lender within 10 Business Days after receipt of a written request from Lender to do so, (i) sales literature, consumer documents forms, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses relative to the Timeshare Interests and (ii) current price lists for sale of the Timeshare Interests.

            (4) Notice of Labor Controversy or other Force Majeure Event. As soon as possible and in any event within 5 Business Days after the Borrower has knowledge of its occurrence, written notice of any labor controversy or other force majeure event resulting in a material strike, work stoppage, shutdown or other material disruption against or involving the Borrower, any Guarantor, or any Project.

            (5) Notice of Material Adverse Change. As soon as possible after its occurrence, written notice and a description of any matter which has resulted, or may result, in a Material Adverse Change.

            (6) Notice of Defaults or Potential Defaults. As soon as possible and in any event within 5 Business Days after the Borrower has knowledge of the occurrence of any Potential Default (however described) or Event of Default hereunder or an event of default (however described) under any other of the Loan Documents, written notice and a description of such Potential Default, Event of Default or event of default and the action which the Borrower proposes to take with respect thereto.

            (7) Notices of Default Regarding Other Development Projects. As soon as possible and in any event within 5 Business Days after the Borrower has knowledge of the occurrence of (i) any event of default under any loan or other financing facility, including seller financing, made for a development or construction project comparable to a Project and involving the Borrower, any Guarantor or any of their Affiliates which event of default might result in a Material Adverse Change, or (ii) any material event of default under any other loan or credit agreement relating to other debt incurred by the Borrower, any Guarantor or any of their Affiliates which event of default might result in a Material Adverse Change. The written notice required herein shall contain a description of such event of default, the cure period and the action which the Borrower proposes to take with respect thereto.

            (8) Notice of Litigation. As soon as possible and in any event within 5 Business Days after institution thereof, written notice and a description of any material adverse litigation, action or proceeding commenced against the Borrower, any Guarantor or any of their Affiliates or relating to any Project, and any adverse determination in any such litigation, action or proceeding, which could result in a Material Adverse Change in the financial condition of Borrower, any Guarantor or any Project.

            (9) Notices Regarding Hazardous Materials. As soon as possible after the Borrower obtains knowledge of any material occurrence, written notice and a description of the release of any Hazardous Material, or any liability with respect thereto, on, under or in connection with a Project and the action which the Borrower proposes to take with respect thereto.

            (10) Notices Regarding Projects. As soon as possible and in any event within 5 Business Days after receipt by the Borrower, copies of all
      (i) notices of violation relating to and adversely affecting any Project that the Borrower receives from any governmental agency or authority, (ii) notices of default that the Borrower receives under the Construction Agreements or any other agreement relating to and adversely affecting any

      Project, and (iii) notices of default that the Borrower receives under any agreement relating to the borrowing of money by the Borrower for any Project from any Person.

            (11) Other Information. Such other information respecting the business, properties, assets, operations and condition, financial or otherwise, of the Borrower, any Guarantor, their Affiliates and the Projects, including, without limitation, copies of Project construction and sales reports, and any other rights or interests subject to the Loan Documents, as the Lender may from time to time reasonably request.

Section 5.3. Borrower's Operations and Management

      Borrower shall:

            (1) Compliance with Laws, Etc. Comply in all material respects, with all applicable laws, rules, regulations and orders of any governmental authority, including but not limited to the Laws and Regulations, the noncompliance with which may result in a Material Adverse Change.

            (2) Payment of Taxes and Claims. Pay (i) all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits before any penalty accrues thereon, and (ii) subject to, with respect to the Projects, Section 6.18, all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of its properties or assets, except for those claims disputed by any of the entities comprising the Borrower in accordance with Section 6.18(b), but only so long as there is no threat of foreclosure of such lien.

            (3) Maintenance of Properties; Books and Records. Maintain or cause to be maintained:

                  (A) in good repair, working order and condition all properties and assets material to the continued conduct of the business of the Borrower, and from time to time make or cause to be made all necessary repairs, renewals and replacements thereof; and

                  (B) proper books, records and accounts in which full, true and correct entries in accordance with GAAP consistently applied are made of all financial transactions and matters involving its assets and business.

            (4) Change in Nature of Business. Make no material change in the nature of its business as carried on at the Effective Date hereof.

            (5) Maintenance of Existence. Maintain and preserve its existence and all rights, privileges, qualifications, permits, licenses, franchises and other rights material to its business.

            (6) Change in State of Registration or location of Executive Offices. Make no change to its state of organization or the location of its executive offices without giving the Lender at least 30 days' prior written notice.

            (7) Management. Maintain professional and qualified management and staff to manage, operate and maintain its assets and business, including but not limited to the Projects.

            (8) Inspection. At Borrower's expense, permit Lender and its representatives at all reasonable times to inspect each Project and to inspect, audit and copy Borrower's books and records, including, without limitation, the reasonable costs of travel, lodging and meals for representatives of Lender with respect to such inspections and audits.

Section 5.4. Insurance

      (a) The Borrower will maintain or cause its contractors to maintain the insurance required by the terms of this Loan Agreement and will deposit with the Lender original, duplicate original or certified copies of insurance certificates issued by insurance companies with current Best's Key Ratings of not less than A/IX (as to those policies maintained by the Borrower) and A- or better (as to those policies maintained by its contractors) and written in form and content acceptable to the Lender, providing the following minimum insurance coverages:

            (1) "Comprehensive General Liability" insurance in the minimum "general aggregate" amount of $1,000,000 for the Borrower and $1,000,000 for its contractors, in the minimum "occurrence" limit of $1,000,000 for the Borrower and $1,000,000 for its contractors, and in the minimum "umbrella" amount of $11,000,000 for the Borrower, all against claims for "personal injury" liability, including bodily injury, death or damage to the project liability, including completed operations and contractual liability and also "Builders Risk" coverage naming the Lender as an additional insured.

            (2) Insurance with respect to its properties, assets and business against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, all in accordance with reasonably prudent industry standards.

            (3) Workers' compensation insurance as prescribed by the laws of each state in which the Borrower is required to maintain such insurance, and employers' liability with limits as prescribed by law.

            (4) For each Project, broad form course of construction insurance covering all risks in the minimum amount of the proposed construction cost for such Project on a replacement cost basis, against loss or damage by hazards customarily included within "extended coverage" policies, and any other risks or hazards which in the Lender's reasonable judgment should be insured against, with a Lender's Loss Payable Endorsement naming the Lender as an additional insured, together with a full replacement cost endorsement (without provisions for co-insurance).

            (5) For each Project, flood insurance in the maximum amount of the budgeted construction costs or the maximum coverage available, whichever is less, designating the Lender as payee, or evidence satisfactory to the Lender that the Project is not located within an area designated as within the 100 year flood plain under the National Flood Insurance Program.

      (b) Each policy of insurance required under this Section 5.4 must contain the "standard non-contributory mortgagee clause" and the "standard lenders' loss payable clause," or their equivalents, in favor of the Lender and/or its assignees, and will provide a certificate of insurance on Accord Form 27 to the Lender. The Borrower must also furnish the Lender with receipts for the payment of premiums on such policies or other evidence of such payment reasonably satisfactory to the Lender.

      (c) In the event the Borrower does not deposit with the Lender a new policy of insurance with evidence of payment of premiums thereon immediately upon renewal, then the Lender may, but will not be obligated to, procure such insurance, and the Borrower will pay the premiums thereon to the Lender promptly upon demand.

      (d) The Lender will not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers or payment of losses, and the Borrower hereby expressly assumes full responsibility therefor and all liability related thereto, if any.

Section 5.5. Financial Covenants

      Borrower shall comply with, or ensure compliance with, the following:

            (1) Net Worth. Bluegreen Corporation will maintain a Net Worth equal to or in excess of $200,000,000.00; and

            (2) Ratio of Total Debt to Net Worth. At all times, the ratio of total Debt of Bluegreen Corporation determined in accordance with GAAP consistently applied on a consolidated basis, and not including but not limited to contingent liabilities, to its Net Worth shall not exceed 2.5:1.

Section 5.6. No Encumbrance; No Transfers

      None of the entities comprising the Borrower (including the Project Owners) and Guarantor may encumber, pledge, mortgage, assign, hypothecate or otherwise Transfer all or any portion of a Project or the Land that is encumbered by the Project Security Instruments and any interest in any collateral with respect to the Projects pledged under the Project Security Instruments to or for the benefit of a lender other than the Lender, except for leases and purchase money loans for equipment purchased in the ordinary course of business. The entities comprising Borrower will not make any Transfer unless the Borrower has obtained the written consent of the Lender, which consent may be granted or withheld in the Lender's sole and absolute discretion.

Section 5.7. Further Assurances

      The Borrower shall execute and deliver, or cause the execution and delivery, at any time and from time to time any and all instruments, agreements and documents, and will take such other action, or cause such other action to be taken, as the Lender reasonably requires to maintain, perfect or insure the Lender's security provided for under the Loan Documents, including, without limitation, the execution of amendments to the Loan Documents.

Section 5.8. Survival of Covenants

      The covenants contained in this Article V are in addition to, and not in derogation of, the covenants contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each disbursement of proceeds of the Loan.

ARTICLE 6. THE PROJECTS

Section 6.1. Consideration

      As an inducement to the Lender to finance each Project and to make each disbursement of the Loan for the Projects, the Borrower represents and warrants the truth and accuracy of the matters regarding each Project set forth in this
Article  VI and hereby  covenants  regarding  each  Project as set forth in this
Article  VI.  Each of the  representations,  warranties  and  covenants  in this
Article VI is made by the Borrower with respect to each Project individually, and as to all Projects collectively. The Borrower's execution and delivery to the Lender of the Project Commitment and other Project Documents for a Project shall be deemed a reaffirmation by the Borrower of the representations, warranties and covenants in this Article VI as to that Project.

Section 6.2. Title to Project

      Except as may be otherwise provided in the conditions, covenants and restrictions governing the Timeshare Program, the Project Owner is, or will be upon acquisition of the Land, the Improvements, and the Development Work as contemplated by the Project Commitment, the sole legal and beneficial owner of the Land, the Improvements, and the Development Work, free and clear of all claims, liens and encumbrances other than Permitted Exceptions. Except as may be otherwise provided in the conditions, covenants and restrictions governing the Timeshare Program, all of the personal property which forms a part of the Improvements and the Development Work is or will be vested solely in the Project Owner, free and clear of all claims, liens and encumbrances, and the security interest of the Lender in such personal property is a first lien thereon

Section 6.3. No Prior Liens or Claims

      (a) As to Projects as to which no prior work has commenced, except as otherwise may have been approved in writing by the Lender and as to which the Lender shall have received such endorsements (including mechanics lien coverage) to the Title Policy as the Lender may require to assure the priority of the Deed of Trust as a valid first lien on the Project, prior to recordation of the Deed of Trust, neither the Project Owner, nor anyone acting on the Project Owner's behalf has (i) commenced construction of the Development Work, or any grading or site clearance related thereto, (ii) purchased, contracted for or otherwise brought upon the Land any materials, specially fabricated or otherwise, to be incorporated into the Development Work, or (iii) entered into any contract or arrangement, the performance of which by any other party thereto could give rise to a lien or claim on the Project or any portion thereof.

      (b) As to Projects as to which the Project Owner has disclosed that prior work has commenced and Lender has consented to such prior work, and notwithstanding that, prior to recordation of the Deed of Trust, the Project
Owner has (i) commenced certain construction activity on the Land, (ii) purchased, contracted for or otherwise brought upon the Land materials, specially fabricated or otherwise, to be incorporated into the Development Work, and/or (iii) entered into certain contracts or arrangements, the performance of which by any other party thereto could give rise to a lien or claim on the Project or any portion thereof, the Borrower represents none of such activities have given rise, nor shall any such activities give rise in the future, to any liens against the Project which could impair the priority of the Deed of Trust as a valid first lien on the Project.

Section 6.4. Access to the Project

      All roads, streets, traffic turn lanes, and access ways necessary for the full utilization of the Project for its intended purpose have either been bonded around or completed or the necessary rights of way have either been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by the appropriate governmental authority, and all necessary steps have been taken by the Project Owner and the appropriate governmental authority to assure the complete construction and installation thereof by the time needed for construction and/or occupancy and operation of the Project.

Section 6.5. Compliance with Project Requirements and Laws and Regulations

      The Project and the Improvements, the proposed and actual use thereof, and the Development Work when completed will comply in all material respects with the Project Requirements and with the Laws and Regulations, and there is no action or proceeding pending or, to the knowledge of the Borrower (after due inquiry), threatened before any court, quasi-judicial body or administrative agency at the time of any disbursement by the Lender relating to the validity of the Loan or would have a material adverse effect on the proposed or actual use of the Project.

Section 6.6. Covenants, Zoning, Codes, Permits and Consents

      The Borrower is familiar and has complied with all of the Laws and Regulations to be complied with in connection with the construction of the Development Work. All permits, licenses, consents, approvals or authorizations by, or registrations, declarations, withholding of objections or filings with any governmental body necessary in connection with the valid execution, delivery and performance of the Loan Documents, and any and all other documents executed in connection with any of the foregoing, necessary for the development of the Land and necessary for the construction of the Development Work, or in a timely manner will be obtained, and are or will be valid, adequate and in full force and effect for the purposes hereunder. Construction of the Development Work and the intended use of the Project as part of a

Timeshare Program will in all respects conform to and comply with all Laws and Regulations, including without limitation all applicable zoning, subdivision, environmental protection, use and building codes, laws, regulations and ordinances.

Section 6.7. Utilities

      All utility services and facilities necessary for the construction, sale and occupancy of the Project and the operation thereof for its intended purpose are either available at the boundaries of the Land, or, if not, all necessary steps have been taken by the Project Owner and the local authority or public utility company which provides such services to assure the complete installation and availability thereof when needed for construction, sale, occupancy and operation of the Project.

Section 6.8. Map, Permits, Licenses and Approvals

      The Project Owner has obtained, or will in a timely manner obtain, the Map. Project Owner shall properly comply with and keep in effect the Map and all permits, licenses and approvals which are required to be obtained from governmental bodies in order to construct, occupy, operate, market and sell the Project. Project Owner shall promptly deliver copies of the Map and all such permits, licenses and approvals to Lender.

Section 6.9. Approval of Plans and Specifications and Approval of Budget

      (a) The Plans and Specifications are a true, complete and accurate reflection of the Development Work that the Project Owner will construct. The Plans and Specifications are satisfactory to the Project Owner and have been reviewed and approved by the Project Owner and the general contractor for the Project (if different from the Project Owner), and have also been approved as required by all governmental bodies or agencies having jurisdiction (including, without limitation, any local design review boards) and, if required, by the beneficiary of any restrictive covenant affecting the Project. There are no structural defects in the Development Work as shown in the Plans and Specifications, and no violation of any of the Laws and Regulations exists with respect to the Plans and Specifications.

      (b) After diligent investigation of all relevant conditions and due consultation with such parties as the Project Owner deems appropriate, the Project Owner represents that the Budget identifies on a line item basis all costs to be incurred in connection with the Development Work and all costs for which proceeds of the Loan are to be disbursed. The Budget reflects the Project Owner's best, true, accurate and complete estimate of the costs shown therein and of the costs estimated to be necessary to construct the Development Work in accordance with the Plans and Specifications.

Section 6.10. Adequacy of Loan Amount

      The Loan Amount, when combined with Borrower's invested cash equity, is sufficient to pay all costs of the acquisition of the Land and the Improvements and all costs of the Development Work in accordance with the Plans and Specifications and all remaining costs related thereto, except as has been specifically disclosed to and approved in writing by the Lender.

Section 6.11. Construction Start and Completion

      Subject to a Force Majeure Event (but not having any effect on Section 8.1(a)(14) and Section 8.1(a)(16)) the Project Owner shall commence construction of the Development Work no later than the date set forth in the Project Commitment and shall thereafter diligently proceed with construction and completion of the Development Work in a good and workmanlike manner in normal course of business as a prudent developer. The Project Owner shall cause the Development Work at all times to materially conform to the Laws and Regulations and shall accomplish completion of the Development Work in the manner of a prudent developer. The Project Owner shall cooperate at all times with Lender in bringing about the timely completion of each element of the Development Work, and Project Owner shall use best efforts to resolve all disputes arising during the work of construction in a manner which shall allow work to proceed expeditiously.

Section 6.12. Personal Property Incorporation

      All personal property for which the Lender disburses Loan proceeds for the Project is to be stored on the Land and in the Lender's judgment must be reasonably secure from damage and theft and fully insured at all times.

Section 6.13. Contractors and Contracts

      Upon demand by the Lender, the Project Owner shall furnish to the Lender, from time to time, correct lists of all contractors and subcontractors employed in connection with the Development Work. Each such list shall show the name, address and telephone number of each such contractor or subcontractor, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of such labor, work and materials with respect to each. Upon an Event of Default, the Lender shall have the right, and at any time the Inspector shall have the right (in both cases without either the obligation or the duty), to contact directly each contractor, subcontractor and materialman to verify the facts disclosed by said list or for any other purpose.

Section 6.14. Evidence of Ownership of Materials

      If requested by the Lender, the Project Owner shall promptly deliver to Lender any bills of sale, statements, receipts, contracts or agreements under which the Project Owner claims title to any materials, fixtures or articles incorporated into the Development Work.

Section 6.15. Changes to Plans and Specifications and Budget

      (a) The following Changes, whether made by change order or otherwise, to any of (i) the Budget or the schedule of the costs of the Development Work, (ii) the Plans and Specifications and/or (iii) working drawings relating to the Development Work, shall require the prior written approval of the Lender, and any request for such approval shall be accompanied by a written report from the Inspector stating that the Inspector has reviewed and approved such Changes:

            (1) any Change which, together with all prior increases, will result in an increase to the total Budget for the Development Work of 5% or more, it being understood that the foregoing shall not apply to increases to particular line items of the Budget unless such increase to the line item will result in an increase to the total Budget for the Development Work of 5% or more;

            (2) any Change which, together with all prior decreases, will result in a decrease to the total Budget for the Development Work of 5% or more, it being understood that the foregoing shall not apply to decreases to particular line items of the Budget unless such decrease to the line item will result in a decrease to the total Budget for the Development Work of 5% or more; provided, however, that the Project Owner shall not offset against each other increases and decreases in the total Budget for the Development Work, it being the intent that an increase or a decrease in the total Budget for the Development Work which meets either the threshold set forth in subparagraph (a)(1) or the threshold set forth in this subparagraph (a)(2) shall require the prior approval of the Lender; and

      (b) As a condition to its approval of any Change described in subparagraph
(a), Lender may require verification that such Change:

            (1) is a Change as to which the Project Owner has complied with the terms of subparagraph (c) of this Section 6.15;

            (2) will not adversely affect the value of the Lender's security;

            (3) is not a material change in structure, design, exterior appearance, square footage, or function;

            (4) would not cause an increase in any line item or category of the Budget in excess of the contingencies (if any) specifically contained in the Budget for that line item or category; and

            (5) would be consistent with the Laws and Regulations.

      (c) The Lender is under no duty to review or inform the Borrower of the quality or suitability of the Plans and Specifications, any contract or subcontract or any changes thereto. Without limitation of the foregoing, the Project Owner shall obtain the Lender's prior written approval of any alteration in the Plans and Specifications which might adversely affect the value of the Lender's security or which, regardless of cost, is a material change in structure, design, function or exterior appearance.

      (d) The Project Owner agrees to provide the Lender with copies of all change orders, together with all additional documents that the Lender may require in order to evaluate a request for approval of a Change of a type described in subparagraph (a) above. These documents may include the following:
(i) a written description of the Change and related working drawings and (ii) a written estimate of the cost of the Change and the time necessary to complete it. The Lender may take a reasonable time to evaluate any requests for approval of a Change, and may require that all other approvals required from other parties be obtained before it reviews any requested Change. The Lender may approve or disapprove Changes in the exercise of its reasonable judgment. The Project Owner acknowledges that any requested Changes may result in delays and agrees that any delays caused by the Lender or otherwise shall not affect the

Project Owner's obligation to complete each element of the Development Work in accordance with the Construction Progress Schedule.

      (e) In the event that either:

            (1) the proceeds of the Loan which are available for disbursement will not be sufficient to complete the Development Work as scheduled; or

            (2) the costs of the Project have increased over the amount set forth in the Budget by an amount in excess of the amount set forth in subparagraph (a)(1),

then the Project Owner shall submit to the Lender a revised budget for the Project, together with (i) a request that the Lender approve an increase in the Project Loan Amount, which request the Lender may approve or disapprove in its absolute and sole discretion, or (ii) evidence that the Project Owner has sufficient funds to pay the increased costs, in which event the Lender shall not be obligated to disburse additional amounts of the Loan pursuant to Section 3.3 until such time as the Borrower provides to the Lender evidence that it has paid from its own funds, in addition to any Project Owner funds which the Budget requires, an amount at least equal to the increase. Any such revised Budget for the Project submitted to the Lender shall be accompanied by a written report from the Inspector stating that the Inspector has reviewed and approved the revised Budget.

      (f) In addition to obtaining the prior written approval of the Lender in connection with any Change described in this Section 6.15, the Project Owner shall also obtain, to the extent that such approvals may be required, (i) the approvals of the appropriate governmental authorities to any Change and (ii) from the appropriate persons or entities approvals of any alterations in the Map, the Plans and Specifications or any work, materials or contracts that are required by any of the Laws and Regulations or under the terms of the Project Commitment or the other Loan Documents.

Section 6.16. Lender Inspections, Appraisal and Information

      During normal business hours, the Project Owner shall arrange for the Lender, the Inspector or any other authorized representative of Lender, at the expense of the Borrower, to visit, inspect or appraise the Project, the materials to be used thereon or therein, contracts, records, plans, specifications and shop drawings relating thereto, whether kept at the Borrower's offices or at the Project construction site or elsewhere, and the books, records, accounts and other financial and accounting records of the Borrower wherever kept, and to make copies and take extracts thereof and therefrom as often as may be reasonably requested by the Lender. The Borrower will cooperate with the Lender to enable the Lender, the Inspector or such other authorized representatives of the Lender to conduct such visits, inspections and appraisals. The costs of the Inspector and the other authorized representatives of the Lender, and of such inspections and appraisals shall be borne by the Borrower and shall be paid within 30 days of the Borrower's receipt of any invoice with respect thereto. Borrower agrees to keep at its offices or at the Project, and to make available to the Lender, the Inspector of any other representative of Lender during normal business hours, the Plans and Specifications on an as-built basis or, if unavailable, the final set of plans
and   specifications   from  which  the   Development   Work
were constructed ("As-Builts"), certified by a licensed architect or licensed contractor as true, correct and complete As-Builts.

Section 6.17. Correction of Defects

      If Lender in its reasonable judgment determines that any Development Work or materials fail to conform to the Map, any Laws and Regulations, the Plans and Specifications, or that they otherwise depart from any of the requirements of this Loan Agreement, the Lender may require the work to be stopped and withhold disbursements until the matter is corrected. If this occurs, the Project Owner shall promptly correct the work to the Lender's satisfaction, and pending completion of such corrective work shall not allow any other work which is dependent upon or directly related to the work requiring correction to proceed. No such action by the Lender shall affect the Project Owner's obligation to complete each element of the Development Work within the times required by this Loan Agreement. The disbursement of any Loan proceeds shall not constitute a waiver of the Lender's right to require compliance with this covenant.

Section 6.18. Protection Against Lien Claims

      (a) The Project Owner shall pay and discharge, or cause to be paid and discharged, promptly and fully all claims for labor done and materials and services furnished in connection with the Development Work, and take or cause to be taken all reasonable steps to forestall the assertion of claims of lien against the Project or any part thereof. Upon the request of the Lender, the Project Owner shall obtain a lien waiver with respect to each payment by or to the Project Owner and each of the various subcontractors and materialmen (and the major subcontractors and submaterialmen under them). Lender, at any time, at its option, may require that any disbursement made hereunder be made by joint check made payable to the Project Owner and the subcontractor or sub-subcontractor for whose account such payment is to be made, as joint payees.

      (b) Nothing herein contained shall require the Project Owner to pay any claims for labor, materials, or services which the Project Owner in good faith disputes and which the Project Owner, at its own expense, currently and diligently contests, provided that, in the event the aggregate amount of claims filed with respect to the Project exceeds $25,000, within 30 days after the Project Owner's actual receipt of notice of filing of that claim of lien which exceeds the specified amount, the Project Owner shall take one of the following actions with respect to all subsequent claims:

            (1) record or cause to be recorded in the office of the recorder of the County in which the Project is located a surety bond or other security sufficient to release said claim of lien, or

            (2) make or cause to be made a deposit of cash in the amount of 150% of the claim of lien with the Lender; or

            (3)  deliver  or  cause  to  be   delivered  to  Lender  a  specific
      endorsement to the Title Policy which insures the Lender against any loss by reason of such claim of lien, or

            (4) deliver or cause to be delivered to the Lender such other assurance as may be acceptable to the Lender.

Section 6.19. Conveyance, Lease or Encumbrance

      The Project Owner shall not sell, agree to sell, convey, transfer, dispose of or further encumber the Project or any portion thereof or interest therein (other than the sale of Timeshare Interests on and subject to the terms of this Loan Agreement), or enter into a lease covering all or any portion thereof or interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement to do so, without the prior written consent of the Lender being first had and obtained. All easements, declarations, covenants, conditions, restrictions and dedications affecting the Project shall be submitted to the Lender for its approval, accompanied by a drawing or survey showing the precise location thereof, and such approval shall be obtained prior to the execution or granting of any thereof by the Project Owner. The Project Owner shall not execute any lease of any portion of the Project without the prior written consent of the Lender. The Project Owner shall promptly notify the Lender of any event of default or cancellation under any lease now or hereafter in effect. Upon Lender's approval of same the Lender will join or consent to such documents to the extent requested by Borrower provided Lender shall not incur any liability with respect to such joinder or consent.

Section 6.20. Security Instruments

      From time to time, upon the request of the Lender, the Project Owner shall execute and deliver to the Lender a security instrument or instruments naming the Lender as secured party covering all contracts of any kind entered into in connection with the Development Work and all other property of any kind whatsoever owned by the Project Owner and used, or to be used, in the use and enjoyment of the Project and concerning which the Lender may have any doubt as to its being subject to the lien of the Project Security Instruments. Notwithstanding any language in this Section 6.20 to the contrary, Borrower shall not be required to pledge any interest to the names Bluegreen, Bluegreen Vacation Club or any variation thereof.

Section 6.21. Further Assurances; Cooperation

      The Project Owner will at any time and from time to time upon request of the Lender take or cause to be taken any action, execute, acknowledge, deliver or record any further documents, opinions, mortgages, security agreements, financing statements or other instruments or obtain such additional insurance as the Lender in its reasonable discretion deems necessary or appropriate to carry out the purposes of this Loan Agreement and to preserve, protect and perfect the security interest intended to be created and preserved in the Project, the Improvements, and the Development Work.

Section 6.22. Negative Covenants

      So long as any amount payable under any Loan Document still remains unpaid or Lender shall have any commitment to disburse the Loan hereunder, the Project Owner shall not, unless the Lender shall otherwise consent in writing or as a Permitted Exception (i) create, assume or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon the collateral for the Loan assigned to the Lender pursuant to

Project Security Instruments, or (ii) sell, lease, transfer or otherwise dispose of (A) all or substantially all of its assets (in a single transaction or a series of related transactions), or (B) any of the collateral for the Loan assigned to the Lender by the Project Owner, except in the ordinary course of business.

Section 6.23. Signs

      Upon the request of the Lender, the Project Owner shall erect and place on or in the vicinity of the Project a sign or signs indicating that the Lender has provided construction financing for the Project. Said sign(s) shall comply with Laws and Regulations and remain the property of the Lender and shall be required to be removed only after the Development Work has been completed.

ARTICLE 7. SALES OF TIMESHARE INTERESTS AND RELEASES FROM DEED OF TRUST

Section 7.1. Sales and Closings

      The Borrower may enter into Sales Agreements for the sale of Timeshare Interests in the ordinary course of business with bona fide third party buyers without the Lender's prior written consent if:

            (1) a Sales Agreement is executed with the buyer which conforms to the requirements of this Loan Agreement; and

            (2) the Borrower, acting in good faith following exercise of reasonable due diligence, has qualified the buyer under policies consistent with the Borrower's business practices applicable to its projects, generally.

The Borrower shall, upon the Lender's request, provide to Lender copies of the Sales Agreements. The Lender in the exercise of its reasonable discretion may consider any sale to be unsatisfactory if the sale fails to meet any of the requirements of this Loan Agreement. If this happens, or if any Event of Default has occurred and is continuing, the Lender may make written demand on Borrower to submit future Sales Agreements for the Lender's approval prior to execution, together in each instance with accompanying financial statements for the buyer and other information that the Borrower may have pertaining to the prospective buyer. The Borrower shall comply immediately with any such demand by the Lender.

Section 7.2. Sales Operations and Seller's Obligations

      The Borrower shall at all times maintain adequate marketing capability for the sale of the Timeshare Interests, and shall perform all obligations required to be performed by it under each Sales Agreement.

Section 7.3. Intentionally Omitted

Section 7.4. Releases from Lien of Deed of Trust

      The Borrower may from time to time request that Lender release one or more Timeshare Interests from the lien of the Deed of Trust and the other Project Security Instruments encumbering such Timeshare Interests. The Lender agrees that it will use its best efforts to execute a partial release that releases the Lender's lien on such Timeshare Interests pursuant to the Deed of Trust and the other Project Security Instruments within [5] Business Days after receipt of the release, provided that the following conditions precedent shall have been satisfied:

            (1) the Lender shall have received a written notice requesting the partial release no fewer than 5 Business Days prior to the date on which the partial release is to be effective, which notice shall specify (i) the Project, (ii) the specific Timeshare Interests to be released, (iii) the Person(s) to whom such Timeshare Interests are being sold, which Person(s) shall not be an Affiliate of the Borrower or of any Guarantor, and (iv) the Lender's Release Price(s) therefor;

            (2) the Lender shall have received evidence satisfactory to the Lender that, if the release is being sought precedent to a sale, (i) the closing of the sale and/or release of such Timeshare Interests shall be conducted through an escrow with a title company or an escrow agent specified by the Borrower and satisfactory to the Lender, and (ii) such title company shall have been instructed, which instructions shall have been acknowledged and agreed to by such title company and which cannot be changed or supplemented without the Lender's written concurrence, not to record the Lender's partial release until such title company receives in respect of such release an amount equal to Lender's Release Price for such Timeshare Interests and is irrevocably committed to disburse such amount to the Lender;

            (3) the Lender shall have received executed originals of instruments, agreements and other documents, in form and substance satisfactory to the Lender, which the Lender determines are necessary or appropriate, to evidence and/or effectuate the partial release and to modify the Loan Documents as a result thereof;

            (4) the Lender shall have received evidence satisfactory to Lender that the Borrower has satisfied all conditions precedent in the Loan Documents relating to the release of the Timeshare Interests; and

            (5) no Event of Default shall exist, unless the Event of Default is a Project Specific Default and the Borrower seeks Lender's release of the entire Project as to which the Project Specific Default applies.

In connection with each release of a Timeshare Interest, provided all conditions to such release have been met, the Lender agrees to provide to the title insurance company an estoppel letter, in form and substance satisfactory to the Lender, specifying the Lender's Release Price for the applicable Project.

      (b) In addition to the releases provided for in subparagraph (a), the Lender agrees that, without requiring payment of any additional release price, it shall release from the lien of the Deed of Trust and the other Project
Security Instruments those portions of the Project necessary for utility easements and dedicated public roads, and Lender shall agree to subordinate its lien of the Deed of Trust and the other Project Security Instruments and/or to execute a non-disturbance agreement relative to the Project's common elements (including any parts of the Project to be transferred to a timeshare association or the like) if required by any governmental agency; provided that the following conditions precedent shall have been satisfied:

            (1) the Borrower  complies with the  requirements  of  subparagraphs
      (1), (3), (4) and (5) of subparagraph (a) above (except that the requirement of subparagraph (a)(1) requiring the written notice to specify the Lender's Release Price(s) shall not be applicable);

            (2) the Lender is furnished with a survey, or another document reasonably satisfactory to the Lender, depicting and describing the real property affected; and

            (3) such request is consistent in all material respects with the site plan or other depiction of the Project provided to the Lender as part of the Project Underwriting Documents.

            (c) In addition to the releases provided for in subparagraphs (a) and (b), Lender agrees that it shall release the Deed of Trust and the Project Security Instruments (or assign without recourse or warranty, other than for acts and omissions of Lender, such Project Documents as requested by Borrower and at no cost to Lender) for a particular Project upon the payment in full of the corresponding Project Loan Amount, provided that no Event of Default or Potential Default shall exist.

ARTICLE 8. EVENTS OF DEFAULT AND REMEDIES

Section 8.1. Events of Default

      (a) The occurrence and continuance of any of the following events constitutes an "Event of Default" hereunder:

            (1) The Borrower fails to pay any installment of principal on the Loan when due, including the payment of any installment of principal on any Project Loan, whether at stated maturity, as a result of a mandatory prepayment requirement not cured within one (1) Business Day, upon acceleration or otherwise, or pay when due any interest, fees or other amounts payable hereunder or under the other Loan Documents.

            (2) Any representation or warranty made by the Borrower or any Guarantor herein or in any other Loan Document is at any time incorrect in any material respect.

            (3) The Borrower or any Guarantor fail to perform or observe any term, covenant or agreement contained in this Loan Agreement or any other Loan Document relative to any Project under this Loan, including a cross-default under any Project Loan, and such failure remains unremedied for 30 days after notice thereof from the Lender to the

      Borrower or any Guarantor; provided that in the event the Borrower or any Guarantor commences and is diligently pursuing to completion action to cure the failure, such 30 day period may be extended for such period of time as is necessary to cure the failure, but in no event longer then 120 days from the date of the Lender's notice; provided further however, that in the event (i) the Lender reasonably determines that the failure to immediately declare an Event of Default could materially and adversely harm the rights of the Lender hereunder or under any other Loan Document, or the rights of the Lender with respect to the collateral pledged to secure the Loan, or (ii) the Lender reasonably determines that the failure to perform or observe the terms of this Loan Agreement or any other Loan Document cannot be remedied with the passage of 120 days, then the Lender may declare an immediate Event of Default in its notice given pursuant to this Section 8.1(a)(3).

            (4) The Borrower or any Guarantor asserts the invalidity or unenforceability of any Loan Document or any Loan Document is adjudicated to be invalid or unenforceable in any material respect.

            (5) Any event of default (however described) under any other Loan Document occurs and is not cured within the applicable grace period.

            (6) Any Project Security Instrument, for any reason, ceases to create a valid and perfected first priority lien on or in the Land or other collateral relating thereto as described in the Loan Documents, or the Borrower so states in writing other than the Permitted Exceptions.

            (7) The dissolution or winding up of the Borrower or any Guarantor.

            (8) Any Transfer occurs which has not been consented to in writing by Lender.

            (9) The Borrower or any Guarantor fails to comply with any of the financial covenants set forth in Section 5.5.

            (10) A Material Adverse Change occurs and is not cured within the cure period set forth in Section 8.1(a)(3) hereof.

            (11) Any judgment or order for the payment of money in excess of $2,500,000, singularly or in the aggregate, is rendered against the Borrower or any Guarantor, and either (i) enforcement proceedings have been commenced by any creditor upon such judgment, or (ii) there is a period of 15 Business Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect.

            (12) The Borrower or any Guarantor fails to pay any Debt (other than the Debt incurred by the Borrower and any Guarantor with respect to the Loan, the Events of Default with respect to which are set forth elsewhere in this Section 8.1), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; any other default under any agreement or instrument relating to any such Debt, or any other event, occurs and continues after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to pay, default or event results in the acceleration, or permits the acceleration of, the maturity of such Debt; or any such Debt is declared to be due and payable, or is required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; provided however that none of the foregoing events or inactions will constitute an Event of Default unless such event or inaction could result in a Material Adverse Change.

            (13) The Borrower or any Guarantor generally does not pay its Debts as such Debts become due, or admits in writing its inability to pay its Debts generally, or makes a general assignment for the benefit of creditors; or any proceeding is instituted by or against the Borrower or any Guarantor seeking to adjudicate such party as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of such party's Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for such party or for any substantial part of such party's property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding remains undismissed or unstayed for a period of 60 days
      (whether or not consecutive), or any of the actions sought in such proceeding (including, without, limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) occur; or the Borrower or any Guarantor takes any action to authorize any of the actions set forth above.

            (14) With respect to any Project, the Borrower fails to commence construction of the Development Work or fails to satisfy all of the conditions of this Loan Agreement with respect to disbursement of Loan proceeds for costs of such construction on or before the expiration of 6 months after date of the Project Commitment issued for such Project.

            (15) With respect to any Project, there shall occur substantial deviations in the Development Work from the Plans and Specifications without the prior approval of the Lender, or the existence of materially adverse defective workmanship or materials incorporated into the Development Work, such deviations and defects to be conclusively determined by the Lender after consultation with the Inspector.

            (16) With respect to any Project, cessation of the Development Work prior to completion for a continuous period of (i) 90 days or more if such cessation is caused by a Force Majeure Event, or (ii) 30 days or more if such cessation is not caused by a Force Majeure Event.

            (17) With respect to any Project, a court of competent jurisdiction enters an order enjoining construction of the Development Work, or such a court or an authorized governmental agency orders that sales of the Timeshare Interests be suspended or halted, or any required approval, license or permit is withdrawn or suspended, and the order, withdrawal or suspension remains in effect for a period of 15 Business Days.

            (18) With respect to any Project, any surety obligated for any Development Work is called upon to perform its obligations and/or any person demands funds pursuant to any "set-aside" letter or "cash in lieu of bond agreement" issued by the Lender with respect to the Project.

            (19) The assignment by the Borrower or any Guarantor of the rents or the income of any Project, or any part thereof or of any other revenues or sales proceeds relating to the Project (other than to the Lender).

            (20) With respect to any Project, there occurs any attachment, levy, execution or other judicial seizure of any portion of the Project, any other collateral provided by the Borrower under any of the Loan Documents, or any substantial portion of the other assets of the Borrower, which is not released, expunged, discharged or dismissed prior to the earlier of
      (i) 20 days after such attachment, levy execution or seizure, or (ii) the sale of the assets affected thereby.

            (21) The occurrence of an event of default (however designated or defined) with respect to any loan made by Lender or any Affiliate of Lender to any one or more of Borrower, Guarantor, or any of their respective Affiliates.

      (b) The Borrower acknowledges and agrees that all material non-monetary defaults are conclusively deemed to be and are defaults which impair the security of the Deed of Trust, and that the Lender shall be entitled to exercise any appropriate remedy, including without limitation, foreclosure of the Deed of Trust upon the occurrence of any such material non-monetary default.

Section 8.2. Remedies (a) Upon the occurrence of any Event of Default, until such Event of Default is cured and the cure is accepted by Lender, the following provisions apply:

            (1) If such event is an Event of Default specified in Section 8.1(a)(13), the Lender's commitment to fund the Loan or make any disbursements under a Project Loan will terminate and the indebtedness evidenced by the Note and any other amounts payable under this Loan Agreement and the other Loan Documents will immediately and automatically become due and payable.

            (2) Upon the occurrence of any other Event of Default, the Lender may, at its option, do any one or more of the following:

                  (A) Immediately terminate any further disbursement of Loan funds hereunder, and from time to time apply all or any portion of the undisbursed Loan funds to payment of accrued interest under the Note and/or upon any other obligations of the Borrower hereunder or under the Project Documents. Lender may also withhold any one or more disbursements after an event or condition occurs that with notice or the passage of time could become an Event of Default, unless the Borrower cures or corrects the event or condition to the reasonable satisfaction of the Lender prior to the occurrence of an Event of Default.

                  (B) Declare the Note to be immediately due and payable and record a notice of default under any Deed of Trust.

                  (C) Make any  disbursements  after the happening of any one or more Events of Default, without thereby waiving its right to demand payment of the Note and all other sums owing to Lender with respect to the Project Documents or any other rights or remedies described herein, and without liability to make any other or further disbursements, notwithstanding Lender's previous exercise of any such rights and remedies.

                  (D) Enter upon the Project and with or without  legal  process take possession of the Project, without breaching the peace, remove the Borrower and all employees, contractors and agents of the Borrower therefrom, and complete or attempt to complete construction of the Development Work in accordance with the Plans and Specifications with such changes, additions or corrections therein as the Lender may from time to time and in its judgment deem appropriate, and market, sell or lease the Project, at the risk and expense of the Borrower. The Lender shall have the right at any time to discontinue any work commenced by it in respect to the Development Work or to change any course of action undertaken by it and not be bound by any limitations or requirements of time whether set forth herein or otherwise. The Lender shall have the right and power (but shall not be obligated) to assume any construction contract made by or on behalf of the Borrower in any way relating to the Development Work and to take over and use all or any part of the labor, materials, supplies and equipment contracted for, by or on behalf of the Borrower whether or not previously incorporated into the Development Work, in the discretion of the Lender. The Lender may also modify or terminate any contractual arrangements, subject to its right at any time to discontinue any work without liability. If the Lender chooses to complete the Development Work, the Lender shall not assume any liability to the Borrower or any other person for completing them, or for the manner or quality of their construction, and Borrower expressly waives any such liability. In connection with any work of construction undertaken by the Lender pursuant to the provisions of this subsection (3), the Lender may do any of the following:

                        i. engage builders, contractors, subcontractors, architects, engineers, suppliers, inspectors, consultants and others for the purpose of furnishing labor, materials, equipment and other services in connection with the work of construction, for the protection or clearance of title to the Project, or for the protection of the Lender's interests with respect thereto;

                        ii. pay,  settle or compromise all bills or claims which
                  may become liens against the Project or which have been or may be incurred in any manner in connection with completing construction of the Development Work or for the protection or clearance of title to the Project, or for the protection of the Lender's interests with respect thereto;

                        iii. prosecute and defend all actions and proceedings in
                  connection with the Project;

                        iv. execute, acknowledge and deliver all other instruments and documents in the name of the Borrower that are necessary or desirable, to exercise the Borrower's rights under contracts concerning the Project; and

                        v. take such other action,  including the  employment of
                  security personnel to protect the Development Work, or refrain from taking action under this Loan Agreement as the Lender may in its discretion determine from time to time.

            The Borrower shall be liable to the Lender for sums paid or incurred for completing construction of the Development Work whether the same shall be paid or incurred pursuant to the provisions of this Section or otherwise, and all payments made or liabilities incurred by the Lender hereunder of any kind whatsoever shall be paid by the Borrower to the Lender upon demand with interest at the rate set forth in the Note, and all of the foregoing shall be deemed and shall constitute disbursements under this Loan Agreement and be secured by the Project Documents. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by this subsection (3), the Borrower hereby unconditionally and irrevocably constitutes and appoints the Lender its true and lawful attorney-in-fact to enter into such contracts, perform such acts and incur such liabilities as are referred to in said Section in the name and on behalf of the Borrower. This power of attorney is coupled with an interest.

                  (E) Where substantial deviations from the Plans and Specifications appear which have not been approved as set forth herein, or where defective or unworkmanlike labor or materials are being used in the construction of the Development Work, or upon receipt of knowledge of encroachments to which there has been no consent, or if the Lender determines that the Development Work is not being constructed in accordance with any governmental requirements or any covenants, conditions, restrictions, agreements or other matters, whether or not of record, affecting the condition of title to the Project, the Lender shall have the right to immediately order stoppage of the construction and demand that such conditions be corrected. After issuance of such an order in writing, no further work shall be done on that portion of the Development Work where there is a substantial deviation from the Plans and Specifications which has not been approved as set forth herein, where there is defective or unworkmanlike labor or materials, or which does not comply with governmental requirements or matters affecting title to the Project, without the prior written consent of the Lender, which consent shall not be unreasonably withheld, unless and until said condition has been fully corrected.

                  (F) Foreclose on any security for the Loan without waiving its rights to proceed against any other security or other entities or individuals directly or indirectly responsible for repayment of the Loan, or waive any and all security for the Loan as the Lender may in its discretion so determine, and pursue any such other remedy or remedies as the Lender may so determine to be in its best interest.

                  (G) If the Lender  spends its funds in exercising or enforcing any of its rights or remedies under the Project Documents, the amount of funds spent shall be payable to the Lender upon demand, together with interest at the rate applicable to the principal balance of the Note, from the date such funds were spent until repaid. Such amounts shall be deemed secured by the Deed of Trust and other applicable Project Documents, except as otherwise specifically provided in such documents.

                  (H) Request and have  appointed a receiver with respect to the
            Borrower and/or the collateral securing the Loan, and to that end, Borrower hereby consents to the appointment of a receiver by Lender in any action initiated by Lender pursuant to this Loan Agreement, and Borrower waives any notice and posting of a bond in connection therewith.

                  (I) Any and all other remedies available at law or in equity.

      (b) Whether or not the Lender elects to employ any or all of the remedies available to it in connection with an Event of Default, the Lender shall not be liable for (i) the Borrower's or the Project Owner's construction of or failure to construct, complete or protect the Development Work, (ii) the payment of any expense incurred by the Lender for the construction or completion of the Development Work undertaken by the Borrower or the Project Owner, or (iii) the performance or non-performance of any other obligation of the Borrower.

      (c) All remedies of the Lender provided for herein and in any other Loan Documents are cumulative and shall be in addition to all other rights and remedies provided by law or in equity. The exercise of any right or remedy by the Lender hereunder shall not in any way constitute a cure or waiver of default hereunder or under any other Loan Document or invalidate any act done pursuant to any notice of default, or prejudice the Lender in the exercise of any of its rights hereunder or under any other Loan Document. If the Lender exercises any of the rights or remedies provided in this Article VIII, that exercise shall not make the Lender, or cause the Lender to be deemed to be, a partner or joint venturer of the Borrower. No disbursement of Loan funds by the Lender shall cure any default of the Borrower, unless the Lender agrees otherwise in writing in each instance.

      (d) Upon the occurrence of any Event of Default, all of the Borrower' s obligations under the Loan Documents may become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, at the Lender's option, exercisable in its sole discretion. If such acceleration occurs, the Lender may apply the undisbursed Loan funds to the obligations of the Borrower under the Loan Documents, in any order and proportions that the Lender in its sole discretion may choose.

Section 8.3. Application of Proceeds During an Event of Default

      Notwithstanding anything in the Loan Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the collateral securing the Loan may be applied to payment of the Borrower's obligations under the Loan Documents as Lender in its discretion may determine.

Section 8.4. Uniform Commercial Code Remedies; Sale; Assembly of Collateral

      (a) UCC Remedies; Sale of Collateral. Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida and all other rights and remedies accorded to a Secured Party at equity or law. Any notice of sale or other disposition of the Collateral given not less than 10 Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Borrower's obligations under the Loan Documents which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of Section 8.5.

      (b) Lender's Right to Execute Conveyances. During an Event of Default which is continuing, Lender may, in the name of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Collateral sold in connection with the exercise of Lender's rights and remedies; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose.

      (c) Obligation to Assemble Collateral. Upon request of Lender when an Event of Default exists, Borrower shall assemble the Collateral and make it available to Lender at a time and place designated by Lender, if it is not already in Lender's possession.

Section 8.5. Application of UCC Sale Proceeds

      Should Lender exercise the rights and remedies specified in Section 8.4, unless otherwise required by applicable law, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by Lender as a result of the Event of Default. The remainder of any proceeds, net of Lender's costs and expenses shall be applied to the satisfaction of the obligations under the Loan Documents as Lender in its discretion may determine until fully satisfied with any excess paid over to Borrower

Section 8.6. Authorization to Apply Assets to Payment of Loan

      The Borrower hereby authorizes the Lender, following the occurrence of an Event of Default, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Borrower or any Affiliate of the Borrower then in the possession of the Lender, or standing to the credit of the Borrower or any Affiliate of the Borrower, to the payment of the Loan.

ARTICLE 9. MISCELLANEOUS

Section 9.1. Successors and Assigns; No Assignment by the Borrower

      The provisions of this Loan Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Borrower may not assign or transfer any of its rights or obligations under this Loan Agreement or any of the other Loan Documents without the prior written consent of the Lender.

Section 9.2. Notices

            (a) All notices, requests and demands to be made hereunder to the parties hereto must be in writing (at the addresses set forth below) and may be given by any of the following means:

            (1) personal delivery;

            (2) reputable overnight courier service;

            (3)  electronic   communication,   whether  by  telex,  telegram  or
      telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or

            (4) registered or certified, first class mail, return receipt requested.

Any notice, demand or request sent pursuant to the terms of this Loan Agreement will be deemed received (i) if sent pursuant subsection (1), upon such personal delivery, (ii) if sent pursuant to subsection (2), on the next Business Day following delivery to the courier service, (iii) if sent pursuant to subsection
(3), upon dispatch if such dispatch occurs between the hours of 9:00 a.m. and 5:00 p.m. (recipient's time zone) on a Business Day, and if such dispatch occurs other than during such hours, on the next Business Day following dispatch and
(iv) if sent pursuant to subsection (4), 3 days following deposit in the mail.

      The addresses for notices are as follows:

      To the Lender:            Resort Finance LLC
                                160 Benmont Avenue, Suite 15
                                Bennington, VT 05201
                                Attention: Thomas Perrott, Vice President
                                Telephone No.: (802) 440-9695 x202
                                Telecopier No.: (802) 440-9615

      With a copy to:           Resort Finance LLC
                                160 Benmont Avenue, Suite 15
                                Bennington, VT 05201
                                Attention: Kim Mathews, Counsel

                                Telephone No.: (802) 440-9695 x222
                                Telecopier No.: (802) 440-9615

      With a copy to            Baker & McKenzie LLP
                                One Prudential Plaza
                                130 East Randolph Drive
                                Chicago, Illinois  60601
                                Attention: Mr. Helmut E.  Gerlach
                                Telephone No.: (312) 861-2959
                                Telecopier No.: (312) 698-2175
      To the Borrower:          Bluegreen Vacations Unlimited, Inc.
                                c/o Bluegreen Corporation
                                4960 Conference Way North, Suite 100
                                Boca Raton, Florida 33431
                                Attention: John F. Chiste, Senior Vice President
                                Telephone No.: (561) 912-8010
                                Telecopier No.: (561) 912-8123

      With courtesy copies to:  Bluegreen Corporation
                                4960 Conference Way North, Suite 100
                                Boca Raton, FL  33431
                                Attention: James Martin, General Counsel
                                Telephone No.: (561) 443-8660
                                Telecopier No.: (561) 912-8299
      With a copy to:           Ruden McClosky
                                200 East Broward Boulevard
                                Fort Lauderdale, Florida  33301
                                Attention: Mr. Barry E. Somerstein
                                Telephone: (954) 527-2405
                                Telecopier: (954) 333-4005

      (b) The failure to provide courtesy copies will not affect or impair the Lender's rights and remedies against the Borrower. Such addresses may be changed by notice to the other parties given in the same manner as provided above.

      (c) Notwithstanding the foregoing, all requests for disbursements of the Loan pursuant to Article II above will be deemed received only upon actual receipt, and such requests for disbursement must be given only to the Lender's primary addressee.

Section 9.3. Borrower's Representative

      The Borrower hereby designates the following natural persons as its representatives and the representative of Guarantor, if any, for purposes of (i) making all decisions with respect to the Loan, the Projects and the Loan
Documents, (ii) delivering all notices, certificates, Draw Request Certifications, requests and other documents required by the terms of the Loan Documents or requested by the Borrower or any Guarantor in connection with the Loan and (iii) taking all other actions requested by the Borrower or any Guarantor in connection with the Loan, the Projects and the Loan Documents:

      John F. Chiste, Senior Vice President      Allan J. Herz, Vice President
      Bluegreen Corporation                      Bluegreen Corporation
      4960 Conference Way North                  4960 Conference Way North
      Suite 100                                  Suite 100
      Boca Raton, Florida  33431                 Boca Raton, FL 33431
      Telephone No.: (561) 912-8010              Telephone No.: (561) 912-8210
      Telecopier No.: (561) 912-8123             Telecopier No.: (561) 912-7915

In taking action pursuant to the terms of this Loan Agreement and the other Loan Documents, the Lender shall be entitled to rely, without further investigation, upon any notice, certificate, Draw Request Certification, request or other document delivered in writing and executed or signed by such representative of the Borrower and any Guarantor. In addition, the Lender may, at its option, refuse to take action in the event a notice, certificate, Draw Request Certification, request or other document is delivered to Lender which has not been executed or delivered by such representative of the Borrower and the Lender. Borrower shall have the right at any time upon written notice to Lender to change its listed representatives.

Section 9.4. Changes, Waivers, Discharge and Modifications in Writing

      No provision of this Loan Agreement or any of the other Loan Documents may be changed, waived, discharged or modified except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or modification is sought.

Section 9.5. No Waiver; Remedies Cumulative

      No disbursement of proceeds of the Loan will constitute a waiver of any conditions to the Lender's obligation to make further disbursements nor, in the event the Borrower is unable to satisfy any such conditions, will any such waiver have the effect of precluding the Lender from thereafter declaring such inability to constitute an Event of Default (however described) under this Loan Agreement or any other Loan Document. No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder or under this Loan Agreement or any other Loan Document will impair such power, right or privilege or be construed to be a waiver of any Event of Default (however described) or acquiescence therein, nor will any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof, or of any other right, power or privilege. Except as specifically provided herein, all rights and remedies existing under this Loan Agreement and the other Loan Documents are cumulative to and not exclusive of any rights or remedies otherwise available.

Section 9.6. Costs, Expenses and Taxes

      (a) The Borrower agrees to pay the costs, and all expenses incurred by the Lender in connection with the preparation, execution, delivery, administration, modification and amendment of this Loan Agreement, the other Loan Documents and any other documents to be delivered hereunder. The costs and expenses to be paid by the Borrower shall include, without limitation the following:

            (1) the reasonable fees and out-of-pocket expenses of counsel for the Lender, including in-house counsel to the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under this Loan Agreement and the other Loan Documents;

            (2) any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Loan
      Agreement, the other Loan Documents and the other documents to be delivered hereunder;

            (3) the fees, costs and expenses of any Appraisers retained by the Lender;

            (4) the fees, costs and expenses of any Inspectors retained by the Lender;

            (5) the costs associated with the issuance of the Title Policy and the date-down endorsements required by the terms of Section 3.3(c);

            (6) any and all reasonable travel expenses of Lender's employees in relation to the Loan; and

            (7) any and all other costs and expenses incurred by Lender.

      (b) The Borrower further agrees to pay all costs and expenses of the Lender, including, without limitation, reasonable counsel fees and expenses, court costs and all litigation expenses, (including, but not limited to, reasonable expert witness fees, document copying expenses, exhibit preparation, courier expenses, postage expenses and communication expenses) in connection with the enforcement of this Loan Agreement, the other Loan Documents and any other documents delivered hereunder, including, without limitation, costs and expenses incurred in connection with any bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceeding, or any refinancing or restructuring in the nature of a "workout" of the Loan Documents and any other documents delivered by the Borrower and any Guarantor related thereto.

      (c) Payment from the Borrower of amounts due pursuant to this Section 9.6 will be due 10 Business Days after it has received from the Lender written notice of the nature of the item for which payment is required and the amount due.

Section 9.7. Disclaimer by the Lender; No Joint Venture

      The Borrower acknowledges, understands and agrees as follows:

            (1) The relationship between the Borrower and the Lender is, and will at all times remain, solely that of borrower and lender, and the Lender neither undertakes nor assumes any responsibility for or duty to the Borrower, any Guarantor or any Affiliate to select, review, inspect, supervise, pass judgment upon or inform the Borrower of the quality, adequacy or suitability of any matter or thing submitted to the Lender for its approval.

            (2) The Lender owes no duty of care to protect the Borrower, any Guarantor or any Affiliate or any other Person against negligent, faulty, inadequate or defective building or construction.

            (3) The Borrower is not and will not be an agent of the Lender for any purpose. The Lender is not a joint venture partner with the Borrower in any manner whatsoever. Approvals granted by the Lender for any matters covered under this Loan Agreement are to be narrowly construed to cover only the parties and facts identified in any such approval.

Section 9.8. Indemnification

      In addition to the separate and independent Environmental Indemnity, the Borrower agrees to protect, indemnify, defend and hold harmless each Indemnified Party from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, judgments, suits, costs, disbursements and expenses (including, without limitation, reasonable fees and expenses of counsel and consultants and allocated costs of internal counsel (but not in duplication of outside third party legal fees)) that may be incurred by or asserted against any Indemnified Party, in each case arising out of or in connection with or related to any of the following:

            (1) the Loan, this Loan Agreement or any other Loan Document;

            (2) any Project, except for matters occurring or arising after the issuance of a deed following a foreclosure sale or the execution or delivery of a deed in lieu of foreclosure;

            (3) the use of funds disbursed under the Loan Documents; or

            (4) the failure of the Borrower, any Guarantor or any other party to the Loan Documents (other than the Lender) to comply fully with any and all laws applicable to it;

whether or not an Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claims, damages, losses, liabilities, obligations, penalties, actions, judgments, suits, costs, obligations, penalties, disbursements and expenses are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this
Section 9.8 will survive the termination of this Loan Agreement and the other Loan Documents and the payment in full of the Loan.

Section 9.9. Consultants

      The Borrower will pay any and all valid claims of any consultants, advisors, brokers or agents whom it has retained or with whom it has initiated contact with respect to the Loan who claims a right to any fees in connection t 6 6 with the Loan, and will indemnify, defend and hold the Lender harmless from such claims, whether or not they are valid.

Section 9.10. Titles and Headings

      The titles and headings of sections of this Loan Agreement are intended for convenience only and are not in any way to affect the meaning or construction of any provision of this Loan Agreement.

Section 9.11. Counterparts

      This Loan Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which will constitute one and the same agreement with the same effect as if all parties had signed the same signature page.

Section 9.12. The Lender's Rights with Respect to Loan

      Notwithstanding any provision to the contrary contained in this Loan Agreement or any other Loan Document, the Lender may at any time sell, assign, grant or transfer to any Person all or a portion of its interest in or rights with respect to the Loan and in all or part of the obligations of the Borrower and any other obligated party under the Loan Documents. Lender agrees to use its best efforts to retain the servicing of the Loan.

Section 9.13. Confidentiality

      The Borrower and the Lender shall mutually agree on the contents of any press release, public announcement or other public disclosure regarding this Loan Agreement and the transactions contemplated hereunder to be made following the mutual execution and delivery of this Loan Agreement; provided that the Lender may disclose the terms hereof and give copies of the Loan Documents to assignees and participants and to prospective assignees and participants. If either party fails to respond to the other party in writing with either an approval or a disapproval within 5 Business Days of a party's receipt of the other party's request for consent or approval as expressly contemplated pursuant to this Section 9.13, then such consent or approval will be deemed to have been given, provided that such 5 Business Day period will not commence to run unless and until the other party has received all information, materials, documents and other matters required to be submitted to it hereunder with respect to such consent or approval and all other information, materials, documents and other matters reasonably essential to its decision process. Notwithstanding anything contained in this Section 9.13 to the contrary, either party may make such disclosures as required by law or a court having jurisdiction over such party.

Section 9.14. Time is of the Essence

      Time is of the essence of this Loan Agreement.

Section 9.15. No Third Parties Benefited

      This Loan Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Guarantor, if any, and the Lender and their permitted successors and assigns, and no other Person will be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Loan Agreement or any of the other Loan Documents. The Lender will not have any obligation to any Person not a party to this Loan Agreement or the other Loan Documents.

Section 9.16. Severability

      The illegality or unenforceability of any provision of this Loan Agreement or any instrument or agreement required hereunder will not in any way affect or impair the legality or enforceability of the remaining provisions of this Loan Agreement or any instrument or agreement required hereunder.

Section 9.17. Governing Law

      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 9.18. Forum Selection

EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY:

SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 9.19. USA Patriot Act Notification.

      The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for
Borrower: When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents and other identifying documents.

Section 9.20. Waiver of Jury Trial

EACH OF THE PARTIES HEREBY IRREVOCABLE AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.

Section 9.21. Interpretation

      This Loan Agreement and the other Loan Documents will not be construed against the Lender merely because of the Lender's involvement in the preparation of such documents and agreements.

Section 9.22. Destruction of Note

      In the event the Note is mutilated or destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of the Lender, the Borrower will execute and deliver to the Lender in substitution therefor a duplicate promissory note containing the same terms and conditions as the Note, within 10 days after the Lender notifies the Borrower of any such mutilation, destruction, loss or theft of the Note. Upon the Borrower's delivery of such duplicate promissory note, the Borrower will be relieved of all obligations under the original Note and will thereafter be bound solely by the provisions of such duplicate promissory note. Notwithstanding anything contained herein to the contrary, provided Borrower shall have delivered such duplicate promissory note as required hereunder, Lender agrees to indemnify and hold harmless Borrower from any loss, claim or damage arising from the mutilation, destruction, loss or theft of the Note.

Section 9.23. Cross Collateralization and Cross Default of Loan and Projects

      The collateral securing the Loan shall also include security interests required to be given in connection with all Projects under the Loan. Should Borrower default under the Project Loan for any Project, it shall constitute an Event of Default under the entire Loan.

Section 9.24. Attorneys' Fees

      Notwithstanding any provision of this Agreement, the Note, the Guaranty, the Environmental Indemnity, the Projects Documents relating to this Loan or any Project covered by this Loan to the contrary, Lender shall not be entitled to recover its attorneys' fees and other costs relating to any dispute, enforcement, litigation or other judicial or quasi-judicial proceeding, if it is determined by a court of law or other tribunal having personal and subject matter jurisdiction over the parties and/or the Project(s) that Lender did not have cause to bring an action against Borrower or Guarantor.

Section 9.25. Entire Agreement

      This Loan Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Guarantor, if any, and the Lender and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except for any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Lender.

      [Remainder of page intentionally left blank - signature pages follow]

      IN WITNESS WHEREOF, the Lender and the Borrower have caused this Loan Agreement to be duly executed and delivered as of the date first above written.

                                        BORROWER:
                                        BLUEGREEN VACATIONS UNLIMITED, INC.,
                                        a Florida corporation


                                        By:_____________________________________
                                        Printed Name:___________________________
                                        Title:__________________________________

                                       LENDER:

                                       RESORT FINANCE LLC,
                                       a Massachusetts limited liability company


                                       By:______________________________________
                                       Printed Name: Thomas Perrott
                                       Title: Vice President

                                    EXHIBIT A

             CONDITIONS TO OBLIGATION OF THE LENDER TO MAKE THE LOAN

      The obligation of the Lender to make the Loan is conditioned upon the Lender having received, in form and substance satisfactory to the Lender, each of the following:

            (1) Executed originals of this Loan Agreement, the Note, the Environmental Indemnity and the Guaranty.

            (2) A favorable opinion from counsel for the Borrower with respect to the following:

                  (A) Borrower is duly organized,  validly  existing and in good standing as a business corporation under the laws of the State of Florida, is duly qualified to do business and in good standing in every jurisdiction where its business or properties require such qualification and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

                  (B) The  Borrower  has the power and  authority to execute and deliver, and perform its obligations under, the Loan Documents (as used in this paragraph (2), shall mean to the extent such documents have been or are concurrently executed by Borrower at the time of the delivery of the opinion).

                  (C) The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary action and do not and will not (i) contravene the Articles of Organization of the Borrower; (ii) contravene any law, rule or regulation or, to such counsel's knowledge (after due investigation), any order, writ, judgment, injunction or decree or any contractual restriction binding on or affecting the Borrower; (iii) require any approval or consent of any member or any other Person other than approvals or consents which have been previously obtained and disclosed in writing to the Lender; (iv) to such counsel's knowledge (after due investigation), result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected; or (v) to such counsel's knowledge (after due investigation), result in, or require the creation or imposition of, any lien of any nature (other than the contemplated liens) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; and, to such counsel's knowledge, the Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree or contractual restriction or any such indenture, agreement, lease or instrument.

                  (D) The Loan Documents have been duly authorized, executed and delivered and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

                  (E) The federal and state courts presiding in the state of New
            York will recognize the validity of the choice of law provision set forth in the Loan Documents.

                  (F) In  the  event  that a  court  of  competent  jurisdiction determines that the laws of the state(s) of New York apply, then the Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

                  (G) To the extent  applicable,  the Deed of Trust  will,  upon being recorded or filed in the county in which the Project is located, establish perfect, preserve and protect the lien of the Deed of Trust as a valid, direct and perfected lien of record on the collateral described in the "granting clauses" of the Deed of Trust.

                  (H) No  authorization  or approval or other  action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Loan Agreement or the Note or any other document executed pursuant thereto or in connection therewith.

                  (I) To such  counsel's  knowledge  (after due  investigation), there is no pending or threatened action, suit, proceeding or arbitration against or affecting the Borrower or any of its Affiliates before any court, governmental agency or arbitrator which, if adversely determined, would result in a Material Adverse Change.

                  (J) The amounts to be  received by the Lender  under the terms of the Loan Documents shall not constitute usurious or otherwise unlawful interest.

            (3)  A  favorable  opinion  from  counsel  for  the  Guarantor,   if
      applicable, with respect to the following:

                  (A) The Guarantor is duly organized,  validly  existing and in good standing as a business corporation under the laws of the State of Massachusetts, is duly qualified to do business and in good standing in every jurisdiction where its business or properties require such qualification and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

                  (B) The  Guarantor  has the power and authority to execute and deliver, and perform its obligations under, the Guaranty.

                  (C) The execution,  delivery and  performance by the Guarantor of the Guaranty has been duly authorized by all necessary action and does not and will not (i) contravene the Articles of Organization of the Guarantor; (ii) contravene any law, rule or regulation or, to such counsel's knowledge (after due investigation), any order, writ, judgment, injunction or decree or any contractual restriction binding on or affecting the Guarantor; (iii) require any approval or consent of any member or any other Person other than approvals or consents which have been previously obtained and disclosed in writing to the Lender; (iv) to such counsel's knowledge (after due investigation), result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected; or (v) to such counsel's knowledge (after due investigation), result in, or require the creation or imposition of, any lien of any nature (other than the contemplated liens) upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor; and, to such counsel's knowledge, the Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree or contractual restriction or any such indenture, agreement, lease or instrument.

                  (D) The Guaranty  has been duly  executed  and  delivered  and
            constitutes  the  legal,  valid  and  binding   obligations  of  the
            Guarantor enforceable in accordance with its terms.

                  (E) The federal and state courts presiding in the state of New
            York will recognize the validity of the choice of law provision set forth in the Guaranty.

                  (F) In  the  event  that a  court  of  competent  jurisdiction determines that the laws of the state of New York apply, then the Guaranty constitutes the legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms.

                  (G) No  authorization  or approval or other  action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of the Guaranty or any other document executed pursuant thereto or in connection therewith.

                  (H) To such  counsel's  knowledge  (after due  investigation), there is no pending or threatened action, suit, proceeding or arbitration against or affecting the Guarantor or any of its Affiliates before any court, governmental agency or arbitrator which, if adversely determined, would result in a Material Adverse Change.

                  (I) Such other opinions as the Lender reasonably requests.

            (4) Certified copies of the Articles of Incorporation (and all amendments thereto), and an original Certificate of Good Standing for the Borrower.

            (5) Certified copies of the Articles of Incorporation (and all amendments thereto), and an original Certificate of Good Standing for the Guarantor.

            (6) Copies of the Resolutions adopted by the Borrower authorizing the Borrower to obligate itself with respect to the Loan and authorizing certain officers to execute and deliver this Loan Agreement and the other Loan Documents.

            (7) Copies of the Resolutions adopted by the Guarantor authorizing the Guarantor to obligate itself with respect to the Loan and authorizing certain officers to execute and deliver the Guaranty.

            (8) Payment of all costs and expenses incurred by the Lender, including, without limitation, the fees and costs of its legal counsel, in connection with the preparation, execution and delivery of this Loan Agreement, the Guaranty and the forms of the Project Documents.

            (9) Evidence satisfactory to the Lender that the Borrower and Guarantor, if any, have approved the forms of the Project Documents approved by the Lender.

                                    EXHIBIT B

                              PROJECT REQUIREMENTS

--------------------------------------------------------------------------------
GENERAL A proposed Project may utilize proceeds of the Loan for any of the following: (i) acquisition of the Land, the Improvements and the Development Work (ii) acquisition of the Land and Development Work, or
                            (iii)  Development  Work.

                            A proposed project may be one of several projects anticipated to be developed by Borrower in a single contiguous development.

                            The Project  Underwriting  Documents  for a proposed
                            Project must be  satisfactory  to Lender in its sole
                            and absolute discretion.
--------------------------------------------------------------------------------
ENTITLEMENTS                All  proposed  Projects  must  be  suitable  for and
                            substantially  entitled for the  commencement of the
                            Development  Work,  including  the  relative  on and
                            off-site improvements. Unless otherwise agreed to by
                            the Lender, the Land must be fully entitled, and the
                            Borrower must be able to commence development of the
                            Project, as contemplated by the Project Underwriting
                            Documents,  upon  payment  of fees to the  governing
                            municipality.
--------------------------------------------------------------------------------
GEOGRAPHIC REGION           Projects  must be located  in the  United  States of
                            America.
--------------------------------------------------------------------------------
COMMENCEMENT OF WORK        The  construction  of  the  Development  Work  for a
                            Project must commence within 6 months of the date of
                            the applicable Project Commitment.
--------------------------------------------------------------------------------
PROJECT AMOUNT              The minimum  Project amount shall be  $[__________].

                            Proceeds of the Loan will be disbursed to fund acquisition of the Land, the Improvements and the Development Work in an amount equal to 85% of the lesser of (i) Inventory Appraised Value if an
                            Appraisal Report is required or (ii) actual acquisition and development cost, as applicable, less 10% Retainage to be advanced upon satisfactory completion of the construction, provided that Borrower must demonstrate to Lender's sole and absolute satisfaction that Borrower has invested cash equity of at least 15% of all of the above-described costs. Notwithstanding the requirement of said 10% Retainage, for purposes of calculating the maximum available but not disbursable Preceeds of the Loan for said Project, said Retainage shall not be taken into calculation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROJECT LOAN                All outstanding  borrowings of the Loan with respect
REPAYMENT DATE              to a Project  will be due and owing on or before the
                            earlier of (i) the date  specified in the applicable
                            Project Commitment,  or (ii) 48 months from the date
                            of the Loan Agreement.
--------------------------------------------------------------------------------

                                    EXHIBIT C

                         PROJECT UNDERWRITING DOCUMENTS
                     (which must be satisfactory to Lender)

GENERAL PROJECT INFORMATION:

      1.    Summary description of proposed project.

      2.    Purchase contract for property.

      4. Cash flow analysis, which will include the proposed Budget (including breakdown between Land and Improvements acquisition costs and costs of Development Work) and Construction Progress Schedule for the proposed project.

      5.    Sales and marketing plan and budget for the project.

      6.    Appraisal Report (if required by the Lender).

      7.    The Map, when prepared.

Preliminary title report, including copies of all documents relating to exceptions.

All management and service contracts for the Project, to the extent executed.

All leases of space or any interest therein to third parties within the Land, to the extent executed.

Evidence of Insurance.

Evidence of adequate parking.

Flood information.

Phase I environmental report.

Soils report.

Letters regarding utility information.

CONSTRUCTION INFORMATION AND DOCUMENTS:

      1.    Site plan, if applicable.

      2.    Evidence of site plan approval and proper zoning.

      3. Survey (showing all easements necessary to the operation and use of the Land, and such other details as Lender may require).

      4. Evidence of the Borrower's ability to satisfy the conditions of the site plan approval, if applicable.

All permits, licenses and certificates for the Development Work and all general approvals and permits for the use and operation of the Project.

The name of and information regarding the architect, interior designer and the general contractor, and copies of the Construction Agreements, to the extent executed.

Plans and Specifications.

Budget.

Construction Progress Schedule and Staged Draw Schedule.

Evidence  that  the  Land is not  located  within  a  flood  plane  area,  or if
otherwise,   flood  insurance  is  available  and  has  been  obtained  for  the
Improvements.

The report of the Inspector's inspection of the Project, the Budget, the Plans and Specifications, the Construction Agreements, Construction Progress Schedule, and the Development Work.

PROJECT LEGAL DOCUMENTS

      1.    Proposed or recorded CC&R's, when prepared.

      2. If a condominium, or otherwise applicable, a copy of the homeowner's association articles of incorporation, by-laws and budget, when prepared.

                                    EXHIBIT D

                           FORM OF PROJECT COMMITMENT

      THIS PROJECT COMMITMENT (this "Project Commitment") is entered into as of _______________ __, 200_ by and between BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("Borrower") and RESORT FINANCE LLC, a Massachusetts limited liability company ("Lender") and shall become part of and supplement the terms of the Loan Agreement between Borrower and Lender dated January 6, 2005 (the "Loan Agreement"). Under the terms of the Loan Agreement, Lender has agreed to make a revolving loan in the maximum principal amount of $50,000,000 (the "Loan") to Borrower to finance various timeshare acquisition, development and construction projects to be approved pursuant to a Project Commitment. Lender is pleased to confirm that upon the execution of this Project Commitment, Lender shall be deemed to approve the project described herein as a "Project" and that proceeds of the Loan may be disbursed with respect to such Project all in accordance with the terms and conditions of the Loan Agreement, inclusive of this Project Commitment.

      Section 1. It is the intent of the parties that this Project Commitment become a part of and supplement the terms of the Loan Agreement with respect to the Project described herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      Section 2. The following Project terms are hereby approved and agreed to by the parties:

--------------------------------------------------------------------------------
GENERAL
--------------------------------------------------------------------------------
PROJECT                         [Project Name], located at [__________,] in
                                [___________] County, [__________,] consisting
                                of [________________] as more particularly
                                described on Exhibit A attached hereto and
                                incorporated herein by reference.
--------------------------------------------------------------------------------
TERMS OF THE LOAN APPLICABLE TO THIS PROJECT
--------------------------------------------------------------------------------
PROJECT LOAN AMOUNT             Means an amount not to exceed the principal
                                amount of [$_________________________]
--------------------------------------------------------------------------------
PROJECT LOAN ADVANCE PERIOD     Means the period of time commencing on the date
                                of this Project Commitment and expiring on
                                ___________, 200__.
--------------------------------------------------------------------------------
PROJECT LOAN REPAYMENT DATE     Means the first to occur of (i) January 6, 2008
                                or (ii) the date on which the Loan must be
                                repaid pursuant to Section 8.2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINIMUM REQUIRED PRINCIPAL      Borrower is required to make the following
PAYMENTS                        minimum principal payments towards the repayment
                                of the Project Loan during the following loan years (with each loan year ending on the anniversary of the Effective Date)

                                Loan Year      Minimum Principal Reduction
                                ---------      ---------------------------

                                Year 1         $_____________

                                Year 2         $_____________

                                Year 3         $_____________

                                Year 4         $_____________

--------------------------------------------------------------------------------
LENDER'S RELEASE PRICE          $_______________ for each Timeshare Interest,
                                based upon the construction of _________
                                Timeshare Interests in the Project.
--------------------------------------------------------------------------------
OTHER REQUIRED TERMS            All Project Loan Disbursements will be made
                                through a Construction Loan Escrow Agreement
                                containing usual and customary terms and
                                conditions.
--------------------------------------------------------------------------------
PROJECT INFORMATION
--------------------------------------------------------------------------------
USE OF PROCEEDS                 Acquisition of Land [and Improvements] for the
                                [construction/renovation] of ____________ Time
                                Share Interests located in [_______] County,
                                [_______].
--------------------------------------------------------------------------------
DEVELOPMENT WORK                With respect to a Project, the work of
                                development to be performed on or with respect
                                to the Land [and existing Improvements [describe
                                work to be done], all of which work will be
                                completed by or on behalf of the Borrower in
                                accordance with the Plans and Specifications in
                                all material respects.
--------------------------------------------------------------------------------
BUDGET FOR ACQUISITION,         The Budget for the acquisition, development and
DEVELOPMENT AND CONSTRUCTION    construction for the Project is attached hereto
                                as Schedule 1.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTRUCTION PROGRESS SCHEDULE  Schedule 2 attached hereto sets forth the
AND STAGED DRAW SCHEDULE        Construction Progress Schedule for the Project
                                and Schedule 3 attached hereto sets forth the
                                Staged Draw Schedule for the Project.
--------------------------------------------------------------------------------
RETAINAGE                       10% percent of the amount of each approved
                                disbursement under a construction contract.
--------------------------------------------------------------------------------
INSPECTOR                       [__________], or such other inspector(s) or
                                engineer(s) engaged by the Lender, at the
                                expense of the Borrower, to provide to the
                                Lender consultation services in connection with
                                the Project.
--------------------------------------------------------------------------------
COMMENCEMENT OF DEVELOPMENT     Commencement of the Development Work shall occur
WORK                            no later than ____ days from the date of this
                                Project Commitment and will continue in
                                accordance with the Construction Progress
                                Schedule provided to the Lender.
--------------------------------------------------------------------------------
PROJECT DOCUMENTS
--------------------------------------------------------------------------------
PROJECT DOCUMENTS               Project Commitment
                                Deed of Trust
                                CLPI Assignment
                                UCC Financing Statements
                                Assignment
                                Plans and Specifications
                                Addendum to Note (if applicable)
                                Title Policy
                                Construction Loan Escrow Agreement
--------------------------------------------------------------------------------
REQUIRED POST CLOSING           Prior to making any Project Loan disbursement,
DOCUMENTS AND ITEMS             the Borrower shall deliver to the Lender the
                                following additional post-closing documents and/or items:

                                (1)

                                (2)
--------------------------------------------------------------------------------

      Section 3. [As the approved Project is owned by [_______________] (the "Project Owner"), which entity is a wholly owned subsidiary of Borrower, Project Owner hereby expressly, and without any reservations or exceptions, agrees hereby to become a party to the Loan Agreement, assumes, jointly and severally with Borrower, all of the obligations of Borrower presently, or at any time in the future, contained in the Loan Agreement and agrees to be bound by and comply with all the terms thereof. Project Owner agrees to execute and deliver to Lender the Addendum to the Note whereby Project Owner, jointly and severally with Borrower, assumes all of the obligations of Borrower presently, or at any time in the future, contained in the Note. Project Owner and Borrower acknowledge that they are each jointly and severally liable, as primary co-obligors and not as sureties or guarantors, for all of the amounts disbursed under the Note for this Project and all other projects funded pursuant to the Loan Agreement, and for all other obligations of "Borrower" pursuant to such Loan Agreement. To the extent Project Owner or Borrower is deemed a surety or guarantor, each hereby waive any and all surety and guarantor defenses to the extent waivable under applicable laws. Whenever used herein or in the other Loan Documents, the term "Borrower" shall include Project Owner.]

      Section 4. Except as otherwise disclosed on Exhibit B to this Project Commitment, Borrower reaffirms [and Project Owner makes] as of the date of this Project Commitment all of the covenants, representations and warranties as to itself [themselves] and as to the Project. Borrower hereby ratifies all of the provisions of the Loan Documents and confirms that all of such provisions remain in full force and effect. Borrower acknowledges and agrees that there are no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action of any kind existing with respect to the Loan and the Loan Documents, including without limitation, claims regarding the validity, perfection, priority and enforceability of the lien interests held by Lender pursuant to the Loan Documents.

      Section 5. Borrower declares and certifies, under penalty of perjury, that: (i) the U.S. Taxpayer I.D. Number of [_____________] is [_____________];
(ii) the business addresses of Borrower and Project Owner are [_____________] and [_____________] respectively; (iii) Borrower is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended; and (iv) Borrower understands that the information and certification contained in this paragraph may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. The Borrower agrees to provide the Lender with a new certification containing the provisions of this paragraph immediately upon any change in such information.

      Section 6. SECTIONS 9.17, 9.18 AND 9.20 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE. BORROWER SPECIFICALLY ACKNOWLEDGES, REAFFIRMS AND RESTATES THE AGREEMENTS AND WAIVERS CONTAINED IN THOSE SECTIONS AS IF SET FORTH IN FULL IN THIS PROJECT COMMITMENT.

      Initials:

      Lender: __________

      Borrower: __________ __________ ____________________

      Section 7. The Project Documents shall be prepared by counsel to the Lender and shall be satisfactory to the Lender. Borrower shall be obligated to pay all costs and expenses incurred to satisfy all conditions precedent, whether or not any funds of the Loan are advanced with respect to the Project. Lender shall not be responsible or liable for consequential damages which may be alleged as a result of the issuance of this Project Commitment.

      Section 8. Borrower agrees to indemnify and hold harmless Lender from liabilities (including costs of settlement) arising out of or resulting from the transactions contemplated by this Project Commitment, other than liabilities resulting from the gross negligence or willful misconduct of Lender, and to reimburse Lender for reasonable legal or other expenses incurred in connection with the defense or preparation of the defense of any such liability.

      Section 9. The provisions of the immediately preceding two paragraphs shall survive any termination of this Project Commitment.

      Section 10. Borrower represents, warrants and certifies that as of the date of this Project Commitment (i) there has been no Material Adverse Change since the date of the most recent financial statements delivered to Lender, (ii) there has been no Material Adverse Change in the financial condition or projected operations of the Project since the date of the most recent information delivered to the Lender with respect to the Project, (iii) there has been no material action, suit or proceeding (including, without limitation, any inquiry or investigation) pending or threatened with respect to Borrower or the Project that could have a Material Adverse Change on Borrower or the Project and
(iv) no Event of Default or Potential Default exists under the Loan Agreement.

      Section 11. This Project Commitment shall not be effective unless this Project Commitment and the other Project Documents are executed by Borrower and Lender on or before [_____________].

                                      LENDER:

                                      RESORT FINANCE LLC,
                                      a Massachusetts limited liability company

                                      By:_______________________________________
                                      Printed Name:
                                      Title:

                                      BORROWER:


                                      BLUEGREEN VACATIONS UNLIMITED, INC.,
                                      a Florida corporation

                                      By:_______________________________________

                                      Print Name:_______________________________

                                      Its: _____________________________________

                                      [BY   SIGNING   BELOW,    PROJECT    OWNER
                                      ACKNOWLEDGES  THAT  IT HAS RECEIVED A COPY
                                      OF  THE  LOAN  AGREEMENT  AND THAT PROJECT
                                      OWNER  AGREES  TO  BECOME A BORROWER UNDER
                                      AND BOUND BY SUCH LOAN  AGREEMENT, JOINTLY
                                      AND SEVERALLY LIABLE, ALL CONSISTENT  WITH
                                      THE PROVISIONS OF THIS PROJECT COMMITMENT

                                      PROJECT OWNER:

                                      [_____________],
                                      a [_____________]


                                      By:_______________________________________
                                      Printed Name:_____________________________
                                      Title:___________________________________]

                         EXHIBIT A TO PROJECT COMMITMENT

                            Real Property Description

                         EXHIBIT B TO PROJECT COMMITMENT

     Disclosed Non-Compliance with Covenants, Representations and Warranties

                        None, unless otherwise completed.

                        SCHEDULE 1 TO PROJECT COMMITMENT

                             DEVELOPMENT WORK BUDGET

                        SCHEDULE 2 TO PROJECT COMMITMENT

                         CONSTRUCTION PROGRESS SCHEDULE

                        SCHEDULE 3 TO PROJECT COMMITMENT

                              STAGED DRAW SCHEDULE

                                    EXHIBIT E

                       FORM OF DRAW REQUEST CERTIFICATION

                           DRAW REQUEST CERTIFICATION

================================================================================

DRAW REQUEST NUMBER


DATE:

LENDER:      RESORT FINANCE LLC,
             a Massachusetts limited liability company

BORROWER:    BLUEGREEN VACATIONS UNLIMITED, INC.,

             a Florida corporation

PROJECT:

================================================================================

      Reference is made to that certain Loan Agreement dated as of January 6, 2005, between Lender and Borrower relating to the above referenced Project (as amended or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement, unless the context shall require otherwise.

      Borrower requests Lender to disburse to Borrower the proceeds of the Loan in the amounts and for the purposes stated in the attached Schedule 1.

      In  connection   with  such  requested   disbursement,   Borrower   hereby
represents, warrants and certifies to Lender as follows:

            (10) No Event of Default or Potential Default presently exists under the Loan Agreement or any other Loan Document.

            (11) All of the representations and warranties of Borrower and Guarantor, if any, under the Loan Agreement and the other Loan Documents are hereby remade and restated.

            (12) With respect to the Loan:

                  (A) Borrower has  satisfied  all  conditions  precedent to the funding of the Project as set forth in the Loan Documents;

                  (B) the Loan Documents are in full force and effect;

                  (C) the Loan is secured by a first-priority lien on the Project and the other collateral described in the Loan Documents, other than Permitted Exceptions;

                  (D) the sum of all amounts expended in respect of the acquisition of the Land, the Improvements and the Development Work does not exceed the Budget, or if such amounts do exceed the Budget, attached hereto is a listing of the amounts over budget and an explanation of such budget overrun(s); and

                  (E) all contractors,  subcontractors, vendors, materialmen and other Persons entitled to payment with respect to the Development Work have been paid or will be paid, subject to retainage, with the proceeds of the requested disbursement.

            (13) All insurance required to be maintained by Borrower remains in full force in effect, of the types, in the amounts and issued by insurers as previously approved by Lender.

            (14) All Development Work covered by this Draw Request has been completed in accordance with the applicable contracts and should now be paid, and all costs incurred in connection with the Development Work either have been paid or will be paid out of the proceeds of this disbursement.

                                       BORROWER:

                                       BLUEGREEN VACATIONS UNLIMITED, INC.,

                                       a Florida corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                 [PROJECT NAME]

                        SCHEDULE 1 TO DRAW REQUEST NUMBER


                                       3